Exhibit 10.7

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

by and between

AMGEN INC.

and

AKERO THERAPEUTICS, INC.

Dated as of June 7, 2018

i

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS	1
ARTICLE 2. LICENSE GRANT	11
2.1 Grant	11
2.2 Sublicenses	11
2.3 Transfer of Licensed Know-How and Licensed Materials	12
2.4 Reserved Rights and Ongoing Activities	14
ARTICLE 3. FEES, ROYALTIES AND PAYMENTS	15
3.1 Milestones Payments and Royalties	15
3.2 Method of Payment	17
3.3 Currency Conversion	17
3.4 Late Payments	18
3.5 Records and Audits	18
3.6 Taxes	19
ARTICLE 4. PATENT PROSECUTION, MAINTENANCE AND INFRINGEMENT	19
4.1 Prosecution and Maintenance	19
4.2 AMGEN Step-In Right	20
4.3 Enforcement	20
4.4 Defense of Third Party Claims	21
4.5 Recovery	22
4.6 Patent Term Extensions and Filings for Regulatory Exclusivity Periods	22
4.7 Patent Marking	22
ARTICLE 5. OBLIGATIONS OF THE PARTIES	23
5.1 Responsibility	23
5.2 Diligence	23
5.3 Reports	23
5.4 Product Supply	23
ARTICLE 6. REPRESENTATIONS	24
6.1 Mutual Warranties	24
6.2 Additional AMGEN Warranties	25
6.3 Additional AMGEN Warranties	25
6.4 Disclaimer	26
6.5 NEWCO Covenants	26
ARTICLE 7. INDEMNIFICATION	28
7.1 Indemnity	28
7.2 LIMITATION OF DAMAGES	29
7.3 Insurance	30
ARTICLE 8. CONFIDENTIALITY	30
8.1 Confidential Information	30
8.2 Terms of this Agreement; Publicity	32

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3 Publications		32
8.4 Relationship to the Confidentiality Agreement		33
8.5 Attorney-Client Privilege		33
ARTICLE 9. TERM AND TERMINATION		33
9.1 Term		33
9.2 Termination by AMGEN		33
9.3 Termination by NEWCO		34
9.4 Termination Upon Bankruptcy		35
9.5 Effects of Termination		35
9.6 Survival		37
ARTICLE 10. MISCELLANEOUS		37
10.1 Entire Agreement; Amendment		37
10.2 Section 365(n) of the Bankruptcy Code		38
10.3 Independent Contractors		38
10.4 Governing Law; Jurisdiction		38
10.5 Notice		38
10.6 Compliance With Law; Severability		39
10.7 Non-Use of Names		39
10.8 Successors and Assigns		39
10.9 Waivers		40
10.10 No Third Party Beneficiaries		40
10.11 Headings; Exhibits		40
10.12 Interpretation		40
10.13 Equitable Relief		40
10.14 Force Majeure		41
10.15 Further Assurances		41
10.16 Counterparts		41

Exhibit List
Exhibit A	Licensed Know-How
Exhibit B	Licensed Patents
Exhibit C	Permitted CMOs
Exhibit D	Product Sequence
Exhibit E	Quality Agreement

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of June 7, 2018 (the “Effective Date”) by and between AMGEN INC., a Delaware corporation having an address at One Amgen Center Drive, Thousand Oaks, California 91320 (“AMGEN”), and AKERO THERAPEUTICS, INC., a Delaware corporation having an address at 271 Waverly Oaks, Suite 104, Waltham, Massachusetts 02452 (“AKERO”).  AKERO and AMGEN are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, AMGEN possesses certain rights to patents and other intellectual property related to the Product (as hereinafter defined);

WHEREAS, AKERO desires to license from AMGEN such intellectual property rights, and to commercially develop, manufacture, use and distribute the Product based upon the same throughout the world, and AMGEN desires to grant such a license to AKERO in accordance with the terms and conditions of this Agreement; and

WHEREAS, concurrently with the execution and delivery of this Agreement, the Parties are entering into (i) a stock purchase agreement with the other investors named therein providing for the issuance to AMGEN of Series A Preferred Stock of AKERO and (ii) related financing documents.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS

All references to particular Exhibits, Articles or Sections shall mean the Exhibits to, and Articles and Sections of, this Agreement, unless otherwise specified. For the purposes of this Agreement and the Exhibits hereto, the following words and phrases shall have the following meanings:

Section 1.1   “Abandoned Patent Right” has the meaning set forth in Section 4.2  (AMGEN Step-In Right).

Section 1.2   “Additional Shares” has the meaning set forth in Section 3.1.1(b).

Section 1.3   “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, for as long as such control exists. For purposes of the definition of “Affiliate”, “control” means the direct or indirect ownership of more than fifty percent (50%) of the voting or economic interest of a Person, or the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of a Person. For clarity, once a Person ceases to be an Affiliate of a Party, then, without any further action, such Person shall cease to have any rights, including license and sublicense rights, under this

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Agreement by reason of being an Affiliate of such Party.

Section 1.4   “Agreement” has the meaning set forth in the Preamble.

Section 1.5    “AKERO” has the meaning set forth in the Preamble.

Section 1.6   “AKERO Cell Lines” has the meaning set forth in Section 2.3.3(a).

Section 1.7   “AKERO Indemnified Parties” has the meaning set forth in Section 7.1  (By AMGEN).

Section 1.8   “AKERO Manufacturing IP” has the meaning set forth in Section 4.8.1.

Section 1.9   “AMGEN” has the meaning set forth in the Preamble.

Section 1.10   “AMGEN Cell Line” means the proprietary cell line that AMGEN has developed for the generation of the Product.  For avoidance of doubt, the AMGEN Cell Line is a Licensed Material hereunder.

Section 1.11    “AMGEN Indemnified Parties” has the meaning set forth in Section 7.1.2 (By AKERO).

Section 1.12   “AMGEN Ownership Percentage” has the meaning set forth in Section 3.1.1(b).

Section 1.13   “Anti-Corruption Laws” means Laws, regulations, or orders prohibiting the provision of a financial or other advantage for a corrupt purpose or otherwise in connection with the improper performance of a relevant function, including without limitation, the U.S. Foreign Corrupt Practices Act (FCPA) and similar laws governing corruption and bribery, whether public, commercial or both, to the extent applicable.

Section 1.14   “Audited Party” has the meaning set forth in Section 3.5  (Records and Audits).

Section 1.15   “Biosimilar Version” means (a) in respect of a Product sold in the United States, a biological product approved under the Public Health Service Act section 351(k) that is highly similar to such Product, notwithstanding minor differences in clinically inactive components, and for which there are no clinically meaningful differences between such biological product and the Product in terms of the safety, purity and potency; (b) in respect of a Product sold in the European Union, a biological product approved under Article 10(4) of Directive 2001/83/EC and Section 4, Part II, Annex I to such Directive based on the demonstration of the similar nature of such biological product and the Product; and (c) in respect of a Product sold outside the United States and the European Union, a biological product approved under a similar pathway to (a) or (b) if such pathway exists and, if such pathway does not exist, a marketing approval granted by a regulatory authority to such Third Party with reference to such Product.

Section 1.16   “CEO Delegate” means the Chief Executive Officer of each Party or their respective delegate.

Section 1.17   “cGMP” means all applicable standards relating to current good manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical drugs, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, 21 C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EMA’s “EU guidelines for Good Manufacturing Practice for Medicinal Products for Human and Veterinary Use,” and (c) all applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical drug product, as applicable.

Section 1.18   “Clinical Trial” means a Phase 1 Clinical Trial, Phase 2 Clinical Trial or Phase 3 Clinical Trial or any equivalent thereof.

Section 1.19    “CMO” means a Third Party commercial manufacturing organization or similar organization providing biopharmaceutical services.

Section 1.20    “Commercially Reasonable Efforts” means those efforts and resources commensurate with those efforts commonly used in the pharmaceutical industry by a company of comparable size in connection with the development or commercialization of pharmaceutical products that are of similar status, including, with respect to commercial potential, the proprietary position of the product, the regulatory status and approval process, the probable profitability of the applicable product and other relevant factors such as technical, legal, scientific or medical factors.  In determining the level of efforts constituting “Commercially Reasonable Efforts,” the following shall not be taken into account: (a) any other pharmaceutical product AKERO is then researching, developing or commercializing, alone or with one or more collaborators or (b) any payment required to be made to AMGEN hereunder.

Section 1.21   “Confidential Information” has the meaning set forth in Section 8.1.1 (Confidential Information).

Section 1.22   “Control” or “Controlled” means, with respect to any Know-How, material, Patent Right, or other intellectual property right, the possession (whether by ownership or license) by a Party or its Affiliate of the ability to grant to the other Party a license, sublicense or access as provided herein to such Know-How, material, Patent Right, or other intellectual property right, without violating the terms of any agreement or other arrangement with any Third Party, or being obligated to pay any royalties or other consideration therefor, in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense or access; provided, however, that if (a) AMGEN would Control any Know-How, material, Patent Right, or other intellectual property right but for an obligation to pay royalties or other consideration in connection with a transfer or grant to AKERO of such  Know-How, material, Patent Right, or other intellectual property right and (b) AKERO agrees in writing to reimburse AMGEN for all such royalties or other consideration, then such Know-How, material, Patent Right, or other intellectual property right shall be deemed Controlled by AMGEN.

Section 1.23   “Covered” by (a) Licensed Know-How means that such Licensed Know-How was used in the Exploitation of the Product, and (b) a Patent Right means that a Valid Claim (absent a license thereunder or ownership thereof) would be Infringed by the Exploitation of the Product; if a Valid Claim is a pending claim, then such pending claim shall be treated as if it were issued as then pending for the purposes of determining Infringement at the time coverage is assessed.  Cognates of the word “Cover” shall have correlative meanings.

Section 1.24   “Defending Party” has the meaning set forth in Section 4.4 (Defense of Third

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Party Claims).

Section 1.25   “Designated Investment Document Terms” means:

(a)                                       Sections 1.1 (Sale and Issuance of Preferred Stock), 1.2 (Closing; Delivery), 1.3 (Call Option), 2.1 (Organization, Good Standing, Corporate Power and Qualification), 2.2 (Capitalization), 2.4 (Authorization) and 2.5 (Valid Issuance of Shares) of the Purchase Agreement]

(b)                                       Section FOURTH, B.3.3. (Series A Preferred Stock Protective Provisions) of the Amended and Restated Certificate of Incorporation of Akero Therapeutics, Inc., dated as of the date hereof (the “Restated Charter”);

(c)                                        Article 2 (Agreement Among the Company, the Investors and the Stockholders) of the Right of First Refusal and Co-Sale Agreement, dated as of the date hereof, by and among AKERO, the Investors (as such term is defined therein) and the Key Holders (as such term is defined therein) (the “Right of First Refusal and Co-Sale Agreement”);

(d)                                       Articles 2 (Registration Rights), 3 (Information and Observer Rights) and 4 (Rights to Future Stock Issuances) and Section 6.6 (Amendment and Waivers) of the Investors’ Rights Agreement, dated as of the date hereof, by and among AKERO and the Investors (as such term is defined therein) (the “Investors’ Rights Agreement”);

(e)                                        Articles 1 (Voting Provisions Regarding Board of Directors) and 5 (“Bad Actor” Matters) and Section 7.8(f) of the Voting Agreement, dated as of the date hereof, by and among AKERO, the Key Holders (as such term is defined therein) and the Investors (as such term is defined therein) (the “Voting Agreement”); and

(f)                                         The terms of the letter agreement, dated as of the date hereof, by and between AKERO and AMGEN (the “Side Letter”).

Section 1.26    “Disclosing Party” has the meaning set forth in Section 8.1.1 (Confidential Information).

Section 1.27   “Effective Date” has the meaning set forth in the Preamble.

Section 1.28   “EMA” means the European Medicines Agency or any successor entity thereto.

Section 1.29   “Enforcing Party” has the meaning set forth in Section 4.3.3  (Cooperation with Respect to Enforcement).

Section 1.30   “Exploit” means to research, develop, make, have made, use, offer for sale, sell, import, export or otherwise exploit, or transfer possession of or title in, a product.  Cognates of the word “Exploit” shall have correlative meanings.

Section 1.31   “FDA” means the United States Food and Drug Administration or any successor entity thereto.

Section 1.32   “First Commercial Sale” means, with respect to the Product in any country, the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

first sale for end use or consumption of the Product in such country after Marketing Approval has been granted in such country.

Section 1.33   “FTE Rate” means [***] per hour.

Section 1.34   “GAAP” means United States generally accepted accounting principles applied on a consistent basis. Unless otherwise defined or stated herein, financial terms shall be calculated under GAAP.

Section 1.35    “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

Section 1.36   “Government Official” means (i) any official or employee of any Governmental Authority, or any department, agency, or instrumentality thereof (including without limitation commercial entities owned or controlled, directly or indirectly, by a Governmental Authority), (ii) any political party or official thereof, or any candidate for political office, in the Territory, (iii) any official or employee of any public international organization, or (iv) any family members of any of the foregoing.

Section 1.37   “Infringe” or “Infringement” means any infringement as determined by Law, including, without limitation, direct infringement, contributory infringement or any inducement to infringe.

Section 1.38   “Initial Product” means AMGEN’s proprietary product known as AMG 876 having an amino acid sequence as set forth on Exhibit D.

Section 1.39   “Initiation” means, with respect to a human clinical trial, the first dosing in the first patient in such clinical trial.

Section 1.40   “Investment Documents” means the Purchase Agreement, the Restated Charter, the Right of First Refusal and Co-Sale Agreement, the Investors’ Rights Agreement, the Voting Agreement and the Side Letter.

Section 1.41   “Investors’ Rights Agreement” has the meaning set forth in the definition of “Designated Investment Document Terms”.

Section 1.42   “Issuing Party” has the meaning set forth in Section 8.2.2 (Review).

Section 1.43   “Know-How” means non-public techniques, technology, trade secrets, inventions (whether patentable or not), methods, know-how, data and results (including pharmacological, toxicological and clinical data and results), analytical and quality control data and results, regulatory documents, and other information, compositions of matter, cells, cell lines, assays, animal models and other physical, biological, or chemical material.

Section 1.44   “Law” means, individually and collectively, any and all laws, ordinances, rules, directives, administrative circulars and regulations of any kind whatsoever of any Governmental Authority within the applicable jurisdiction, including, but not limited to, Anti-Corruption Laws.

Section 1.45   “Licensed Field” means any and all uses.

Section 1.46   “Licensed Know-How” means all Know-How that (a) is Controlled by AMGEN

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or its Affiliates and (b) is or was actually used by AMGEN or its respective Affiliates in research and development of the Product prior to the Effective Date, including the Know-How set forth on Exhibit A.

Section 1.47   “Licensed Materials” means those materials set forth on Table 1 of Exhibit A, including the AMGEN Cell Line, reagents and other biological materials, all to the extent (a) Controlled by AMGEN or its Affiliates, (b) in compliance with applicable Laws and (c) in accordance with the relevant informed consents, if applicable.

Section 1.48   “Licensed Patents” means the Patent Rights Controlled by AMGEN or its Affiliates as of the Effective Date and set forth on Exhibit B.

Section 1.49   “Licensed Technology” means the Licensed Patents and the Licensed Know-How.

Section 1.50   “Losses” has the meaning set forth in Section 7.1  (By AMGEN).

Section 1.51   “Major Market Territory” means the [***].

Section 1.52    “Marketing Approval” means all approvals, licenses, registrations or authorizations of the Regulatory Authority in a country or region, necessary for the manufacture, use, storage, import, marketing, distribution and sale of the Product in such country or region.

Section 1.53   “Milestone Events” shall have the meaning set forth in Section 3.1.2 (Milestone Payments).

Section 1.54   “Milestone Payments” shall have the meaning set forth in Section 3.1.2 (Milestone Payments).

Section 1.55    [***] means, with respect to the Product, the gross sales price of the Product sold by AKERO, its Affiliates or Sublicensee(s) (the “Selling Party”) to Third Parties, less (without duplication):

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Net Sales will be determined from books and records maintained in accordance with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

GAAP, consistently applied throughout the organization and across all products of the entity whose sales of the Product are giving rise to Net Sales.

Net Sales shall also include, with respect to the Product sold or otherwise disposed of for any consideration other than an exclusively monetary consideration on bona fide arms’-length terms, an amount equal to the average sales price for the Product having the same dosage form and strength during the applicable reporting period in the country where such sale or other disposal occurred when the Product is sold alone and not with other products, or if the Product is not sold alone in such country during the applicable reporting period, then an amount equal to the average sales price during the applicable reporting period generally achieved for the Product having the same dosage form and strength.  For the avoidance of doubt, disposition of Product for, or use of Product in, clinical trials or other scientific testing, as free samples, or under compassionate use, patient assistance, or test marketing programs or other similar programs or studies, in each case where no consideration is received for such Product, shall not result in any Net Sales.

Where the Product is sold in combination with other pharmaceutical products, diagnostic products, or active ingredients (collectively, “Combination Components”) the Net Sales applicable to such transaction shall be calculated by multiplying the total Net Sales of such combined product by the fraction A/(A+B), where A is the actual price of the Product in the same dosage amount or quantities in the applicable country during the applicable quarter if sold separately, and B is the sum of the actual prices of all Combination Components with which the Product is combined, in the same dosage amount or quantities in the applicable country during the applicable quarter if sold separately. If A or B cannot be determined because values for the Product or Combination Components with which the Product is combined are not available separately in a particular country, then AMGEN and AKERO shall discuss an appropriate allocation for the fair market value of the Product and Combination Components with which the Product is combined to mutually determine Net Sales for the relevant transactions based on an equitable method of determining the same that takes into account variations in potency, the relative contribution of each therapeutically active ingredient or other component, and relative value to the end user of each therapeutically active ingredient or other component.

Sales of the Product between or among AKERO and its Affiliates or Sublicensees shall be excluded from the computation of Net Sales and no payments shall be payable on such sales except where such Affiliates or Sublicensees are end users.

Section 1.56   “Option” has the meaning set forth in Section 4.8.1.

Section 1.57   “Option Date” has the meaning set forth in Section 4.8.1.

Section 1.58   “Option Notice” has the meaning set forth in Section 4.8.1.

Section 1.59   “Party” has the meaning set forth in the Preamble.

Section 1.60   “Patent Rights” means the rights and interests in and to all U.S. and foreign (a) patents, including, without limitation, certificates of invention, registrations, reissues, extensions, substitutions, confirmations, renewals, re-registrations, re-examinations, revalidations, patents of additions or like filing thereof; and (b) patent applications, including, without limitation,

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provisional, converted provisional, non-provisional, continued prosecution application, continuation, divisional or continuation-in-part thereof, any patents issuing therefrom, and any substitution, extension, registration, confirmation, reissue, re-examination, renewal or like filing thereof.

Section 1.61    “Permitted CMO” means (a) a Third Party commercial manufacturing organization identified on Exhibit C (and all such Third Party’s Affiliates), as such schedule may be updated by mutual written agreement by the Parties from time to time or (b) any other party deemed to be a Permitted CMO pursuant to the terms of Section 2.4.2.

Section 1.62   “Permitted CMO Agreement” has the meaning set forth in Section 2.3.3(a).

Section 1.63   “Permitted CMO Request” has the meaning set forth in Section 2.3.3(d).

Section 1.64   “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

Section 1.65   “Phase 1 Clinical Trial” means any initial stage human clinical trial in which the Product is introduced into humans and is conducted mainly, but not limited to, to evaluate the safety, metabolism and pharmacokinetic properties, clinical pharmacology, and if possible, to gain early evidence on effectiveness of the Product that would satisfy the requirements of 21 C.F.R. § 312.21(a) or its non-U.S. equivalents.

Section 1.66    “Phase 2 Clinical Trial” means any human clinical trial of the Product conducted mainly to test the effectiveness and to determine the common short-term side effects and risks associated with the Product for purposes of identifying the appropriate dose for a Phase 3 Clinical Trial for a particular indication or indications that would satisfy the requirements of 21 CFR § 312.21(b) or its non-U.S. equivalents.  A “Phase 2/3 Clinical Trial” shall be deemed to be a Phase 2 Clinical Trial with respect to the portion of that clinical trial that is regarded as its Phase 2 component, in accordance with the applicable protocol.

Section 1.67   “Phase 3 Clinical Trial” means any human clinical trial of the Product designed to: (a) gather additional information about the effectiveness and safety of the Product that is needed to evaluate the overall benefit-risk relationship of the Product for its intended use; (b) provide the clinical basis of commercial labeling; and (c) support regulatory approval of the Product, that would satisfy the requirements of 21 CFR § 312.21(c) or its non-U.S. equivalents.  A “Phase 2/3 Clinical Trial” shall be deemed to be a Phase 3 Clinical Trial with respect to the portion of that clinical trial that is regarded as its Phase 3 component, in accordance with the applicable protocol.

Section 1.68   “Pivotal Trial” means a clinical trial of a Product in human patients, which trial is designed (a) to establish that the Product is safe and efficacious for its intended use; (b) to define warnings, precautions and adverse reactions that are associated with the Product in the dosage range to be prescribed; (c) to be, either by itself or together with one or more other clinical trials having a comparable design and size, the final human clinical trial in support of Regulatory Approval of the Product and (d) consistent with 21 CFR § 312.21(c) (as hereafter modified or amended) and any of its foreign equivalents. For the avoidance of doubt, it is the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

intent of the Parties that a pivotal trial shall be a phase III trial, provided, that any phase II clinical trial that is subsequently used as a pivotal trial shall be deemed a pivotal trial only upon, and at such time as, an application for Regulatory Approval is accepted by the FDA or a foreign equivalent regulatory authority using such phase II clinical trial as the basis for such Regulatory Approval.

Section 1.69    “Product” means any therapeutic product for use in the Licensed Field that incorporates or practices the Licensed Technology, in any form or formulation, including for clarity, all line extensions of any such product and the Initial Product.

Section 1.70   “Product Lots” has the meaning set forth in Section 5.4 (Product Supply).

Section 1.71   “Proper Conduct Practices” means, in relation to any Person, such Person and each of its Representatives, not, directly or indirectly, (a) making, offering, authorizing, providing or paying anything of value in any form, whether in money, property, services or otherwise to any Governmental Authority, Government Official, or other Person charged with similar public or quasi-public duties, or to any customer, supplier, or any other Person, or to any employee thereof, or failing to disclose fully any such payments in violation of the laws of any relevant jurisdiction to (i) obtain favorable treatment in obtaining or retaining business for it or any of its Affiliates, (ii) pay for favorable treatment for business secured, (iii) obtain special concessions or for special concessions already obtained, for or in respect of it or any of its Affiliates, in each case which would have been in violation of any Law, (iv) influence an act or decision of the recipient (including a decision not to act) in connection with the Person’s or its Affiliate’s business, (v) induce the recipient to use his or her influence to affect any government act or decision in connection with the Person’s or its Affiliate’s business or (vi) induce the recipient to violate his or her duty of loyalty to his or her organization, or as a reward for having done so; (b) engaging in any transactions, establishing or maintaining any fund or assets in which it or any of its Affiliates shall have proprietary rights that have not been recorded in the books and records of it or any of its Affiliates; (c) making any unlawful payment to any agent, employee, officer or director of any Person with which it or any of its Affiliates does business for the purpose of influencing such agent, employee, officer or director to do business with it or any of its Affiliates; (d) violating any provision of applicable Anti-Corruption Laws; (e) making any payment in the nature of bribery, fraud, or any other unlawful payment under the Law of any jurisdiction where it or any of its Affiliates conducts business or is registered; or (f) if such Person or any of its Representatives is a Government Official, improperly using his or her position as a Government Official to influence the award of business or regulatory approvals to or for the benefit of such Person, its Representatives or any of their business operations, or failing to recuse himself or herself from any participation as a Government Official in decisions relating to such Person, its Representatives or any of their business operations.

Section 1.72   “Purchase Agreement” has the meaning set forth in Section 3.1.1(b).

Section 1.73   “Receiving Party” has the meaning set forth in Section 8.1.1 (Confidential Information).

Section 1.74   “Regulatory Approval” means final approval of an Application by the FDA, or final approval of a comparable document filed with an equivalent health regulatory authority in

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any other country or in the European Union (using the centralized process, decentralized process or mutual recognition or member state national authorization) — but not necessarily also any required pricing and/or reimbursement approvals.  “Application” means a new drug application pursuant to and/or as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country or multinational region.

Section 1.75   “Regulatory Authority” means any Governmental Authority or other authority responsible for granting Marketing Approvals for the Product, including the FDA, EMA and any corresponding national or regional regulatory authorities.

Section 1.76   “Regulatory Exclusivity” means, with respect to the Product, any exclusive marketing rights or data exclusivity rights conferred by the applicable Regulatory Authority with respect to the Product (that would satisfy the requirements of 21 CFR § 314.108 or its non-U.S. equivalents) other than a Patent Right.

Section 1.77   “Regulatory Filing” means any all (a) submissions, non-administrative correspondence, notifications, registrations, licenses, authorizations, applications and other filings with any Governmental Authority with respect to the research, clinical investigation, development, manufacture, distribution, pricing, reimbursement, marketing or sale of the Product and (b) Marketing Approvals for the Product.

Section 1.78   “Release” has the meaning set forth in Section 8.2.2 (Review).

Section 1.79   “Representatives” means, as to any Person, such Person’s Affiliates and its and their successors, controlling Persons, directors, officers and employees.

Section 1.80   “Restated Charter” has the meaning set forth in the definition of “Designated Investment Document Terms”.

Section 1.81   “Reviewing Party” has the meaning set forth in Section 8.2.2  (Review).

Section 1.82   “Right of First Refusal and Co-Sale Agreement” has the meaning set forth in the definition of “Designated Investment Document Terms”.

Section 1.83   “Royalty Term” has the meaning set forth in Section 3.1.4 (Royalty Rate; Royalty Term).

Section 1.84   “Safety Database” has the meaning set forth in Section 5.5.

Section 1.85   “Selling Party” has the meaning set forth in the definition of “Net Sales.”

Section 1.86   “Series A Preferred Stock” has the meaning set forth in Section 3.1.1(b).

Section 1.87   “Side Letter” has the meaning set forth in the definition of “Designated Investment Document Terms”.

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Section 1.88    “Sublicensee(s)” means any Person other than an Affiliate of AKERO to which AKERO has granted a sublicense under this Agreement.

Section 1.89   “Sublicense Notice” has the meaning set forth in Section 2.2.

Section 1.90   “Term” has the meaning set forth in Section 9.1  (Term).

Section 1.91   “Territory” means the entire world.

Section 1.92   “Third Party” means a Person other than (a) AMGEN or any of its Affiliates and (b) AKERO or any of its Affiliates.

Section 1.93   “Valid Claim” means a claim of any issued and unexpired patent or patent application within the Licensed Patents that has not been (i) revoked or held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction (and which decision can no longer be appealed or was not appealed within the time allowed) or (ii) held to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; provided, however, that if a claim of a pending patent application within the Licensed Patents shall not have issued within seven (7) years after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent Right issues with such claim (from and after which time the same would be deemed a Valid Claim).

Section 1.94    “VAT” has the meaning set forth in Section 3.6.3 (VAT).

Section 1.95   “Voting Agreement” has the meaning set forth in the definition of “Designated Investment Document Terms”.

ARTICLE 2.  LICENSE GRANT

Section 2.1   Grant.

2.1.1                     Exclusive License.  Subject to the terms and conditions of this Agreement, AMGEN hereby grants to AKERO (a) an exclusive (even as to AMGEN and its Affiliates), royalty bearing, sublicensable (but only in accordance with Section 2.2 (Sublicenses)), license under the Licensed Patents, in each case, solely to Exploit Products in the Licensed Field in the Territory during the Term, and (b) a non-exclusive, royalty bearing, sublicensable (but only in accordance with Section 2.2 (Sublicenses)), license under the Licensed Know-How, in each case, solely to Exploit the Product in the Licensed Field in the Territory during the Term.

2.1.2                     Non-Exclusive License.  AMGEN hereby grants to AKERO a nonexclusive, royalty-free, sub-licensable (through multiple tiers) license to Patent [***], solely for the manufacture of the Initial Product during the Term.

Section 2.2   Sublicenses.  AKERO and its Affiliates shall be entitled, without the prior consent of AMGEN, to grant one or more sublicenses, in full or in part, by a written agreement to Third Parties (with the right to sublicense through multiple tiers), provided, however, that as a

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condition precedent to and requirement of any such sublicense: (a) any such permitted sublicense shall be consistent with and subject to the terms and conditions of this Agreement; (b) AKERO will continue to be responsible for full performance of AKERO’s obligations under the Agreement and will be responsible for all actions of such Sublicensee as if such Sublicensee were AKERO hereunder; and (c) any such Sublicensee shall agree in writing to be bound by the substantially similar obligations of AKERO hereunder that are relevant to the rights sublicensed to AKERO to Sublicensee under such sublicense agreement, including with respect to Article 8 (Confidentiality), and Sections 7.1 (Indemnity), 9.2.2 (Termination for IP Challenge) and 9.5 (Effects of Termination).  Further, within thirty (30) days of sublicensing any rights to [***], AKERO shall provide written notice to AMGEN (a “Sublicense Notice”).  The Sublicense Notice shall include the name of the Third Party and a summary of the sublicense terms.

Section 2.3   Transfer of Licensed Know-How and Licensed Materials.

2.3.1                     AMGEN shall transfer to AKERO (or, in the case of AMGEN’s transfer of the AMGEN Cell Line, to the Permitted CMO) the Licensed Know-How and Licensed Materials listed on Exhibit A, in accordance with a schedule to be mutually agreed by the Parties, provided, that AMGEN shall use commercially reasonable efforts (except during AMGEN’s summer corporate shutdown period) to provide certain quantities of not-for-human-use drug product, cGMP drug substance and proprietary AMGEN reagents (identified on Exhibit A as 30-day deliverables) within thirty (30) days following the Effective Date (and AMGEN shall use commercially reasonable efforts to provide such other Licensed Materials as may be reasonably required by AKERO to undertake AKERO’s planned 120-day toxicology studies in rat and monkey), and provided, that such overall transfer must be completed within six (6) months after the Effective Date), provided, further, however, that such six (6)-month transfer timeline may be reasonably extended for items that, despite diligent efforts by AMGEN, are not practicable to transfer within such six (6)-month period, in which case AMGEN shall continue to use diligent efforts to transfer such items as promptly as practicable after such period but in any event within twelve (12) months after the Effective Date.  The Licensed Know-How will be transferred in a customary electronic format to the extent available and otherwise in the original paper format, and AMGEN will provide limited consulting support, in accordance with this Section 2.3.  AMGEN transfers the Licensed Materials to AKERO “as is” and makes no other representations to AKERO in connection therewith.  The Parties acknowledge that there are extensive documents, materials and information related to the Product, and that it is the intent of the Parties that the transfer of documents, materials and information hereunder be limited.  Accordingly, AMGEN shall not have any obligation to transfer to AKERO any Licensed Know-How or Licensed Materials other than those set forth on Exhibit A, except that, during the first twelve (12) months following the Effective Date, AKERO may notify AMGEN of any missing Licensed Know-How and AMGEN agrees to use reasonable efforts to locate such missing Licensed Know-How and deliver it to AKERO promptly, in the format specified above. AKERO shall assist AMGEN in meeting its obligations under any relevant informed consents relating to any information or blood or tissue samples transferred to AKERO, including with respect to the destruction or ceasing the use thereof.  AMGEN shall notify AKERO promptly following the completion of its transfer of the Licensed Know-How and Licensed Materials as set forth herein. Following such notification, AKERO shall promptly either (x) confirm to AMGEN that such

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transfer is complete or (y) notify AMGEN, with reasonable specificity, of any Licensed Know-How and/or Licensed Materials that remain to be transferred, and, in the case of clause (y) above, promptly following AKERO’s notification, the Parties shall in good faith discuss and attempt to resolve such dispute.

2.3.2                     AMGEN shall provide, at its expense, consulting support (not to exceed [***] in the aggregate) in connection with such transfer and the Exploitation of the Product in the Territory during the six (6)-month period (or up to a twelve (12)-month period if extended in accordance with this Section 2.5) after the Effective Date. If AKERO requires additional consulting support in excess of [***] in the aggregate or beyond such period after the Effective Date in connection with such transfer or the Exploitation of the Product in the Territory, then AKERO may request such additional support in writing.  AMGEN shall notify AKERO within ten (10) days after receipt of such request whether it, in its sole discretion, is willing to provide such additional consulting support, which support shall be at AKERO’s expense, at the FTE Rate for the relevant AMGEN employees.

2.3.3                     With respect to AMGEN’s transfer of the AMGEN Cell Line, the Parties agree that the following procedures shall apply:

(a)                                                                           Prior to such transfer, AKERO shall designate, and enter into a binding agreement with, one of the Permitted CMOs, which agreement shall provide for, among other things, (i) confidentiality and non-use provisions at least as protective as those set forth hereunder under Section 8.1  (Confidential Information) and (ii) such additional provisions as are required to comply with the manufacturing and other limitations set forth in this Section 2.3.3 (such agreement, the “Permitted CMO Agreement”).  Upon AMGEN’s reasonable request, AKERO shall provide to AMGEN a copy of any such Permitted CMO Agreement (including any material amendment thereto) executed by AKERO; provided that the financial terms (and any other terms AKERO is required to keep confidential) of any such agreement may be redacted to the extent not pertinent to AMGEN’s confirmation of the restrictive provisions set forth in this Section 2.3.3.  For avoidance of doubt, if AKERO (itself, or through a Third Party, Affiliate, or Sublicensee) uses any Licensed Materials and/or Licensed Know-How (excluding any AMGEN Cell Line, but including any Product sequence set forth on the Exhibit D) to create its own cell lines (“AKERO Cell Lines”), such AKERO Cell Lines shall not be the AMGEN Cell Line, and the Permitted CMO restrictions set forth herein shall not apply to AKERO’s exploitation of AKERO Cell Lines.

(b)                                                                                                  Following AKERO’s and such Permitted CMO’s entry into the Permitted CMO Agreement, AMGEN shall, at the direction and expense (for both internal costs at the FTE Rate and out of pocket costs) of AKERO, transfer the AMGEN Cell Line to the Permitted CMO to generate the Product.

(c)                                                                                                   AKERO agrees that it shall not, and it shall use its commercially reasonable efforts to cause the Permitted CMO not to: (i) reverse engineer or otherwise deconstruct the AMGEN Cell Line or the initial AMGEN cell culture media provided therewith, or to determine or to seek to determine information (including, but not limited to, the gene or amino acid sequence) or characteristics regarding the AMGEN Cell Line or such media, other than as expressly required to manufacture the Product; (ii) clone, express, or otherwise produce any

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products or materials (including, without limitation, any progeny or derivatives thereof) from the AMGEN Cell Line, other than as expressly permitted under this Agreement; (iii) notwithstanding anything to the contrary in Section 8.3.1 (Right to Publish), publish or otherwise publicly disclose the AMGEN Cell Line; or (iv) permit any non-controlled security access to the AMGEN Cell Line or otherwise transfer or provide any of the AMGEN Cell Line to a Third Party or any of its Affiliates, other than as expressly required to manufacture the Product (provided such access or transfer is in accordance with this Agreement).

(d)                                                                                                  Upon a termination or expiration of the Permitted CMO Agreement (including as a result of the appointment, with prior written notice to AMGEN, by AKERO of a replacement Permitted CMO), the Permitted CMO shall promptly return any remaining AMGEN Cell Lines and related Licensed Know-How and Licensed Materials to AMGEN.  If, at any time, AKERO desires to add a new Third Party commercial manufacturer to Exhibit C, it shall notify AMGEN in writing (a “Permitted CMO Request”), and AMGEN shall have the right, for sixty (60) days after receipt of such Permitted CMO Request, to inspect, at a reasonable time and on a reasonable basis (at AMGEN’s cost), such manufacturer’s facilities to confirm its ability to fully comply with the restrictive provisions set forth in this Section 2.3.3.  AMGEN may reject a Permitted CMO Request if it reasonably determines that the proposed manufacturer is unable to comply with the restrictive provisions set forth in this Section 2.3.3, and AMGEN will promptly notify AKERO thereof (and its reasons therefor).

(e)                                                                                                   AKERO acknowledges that any materials transferred by AMGEN to AKERO under this Agreement are experimental in nature and may have unknown characteristics and therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of any such materials. Accordingly, no such materials, other than the Product Lots, shall be used in any human application, including any clinical trial.

Section 2.4   Limited Grant.  AKERO acknowledges that the rights and licenses granted under this Article 2 (License Grant) and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall be construed as granting by implication, estoppel or otherwise, any right, title or interest in, to or under any AMGEN patents other than the Licensed Patents regardless of whether such other patents are dominant or subordinate to any Licensed Patent.

Section 2.5   Reserved Rights.  All rights that are not specifically granted herein are reserved to AMGEN.  The Parties agree, without diminishing the rights granted to AKERO under Section 2.1 (Grant), AMGEN shall retain all rights that it Controls to the Licensed Know-How to Exploit any product other than the Product, provided that in no event shall AMGEN retain or have any right during the Term to practice any claim that is issued in a Licensed Patent which claim references a Product or the Initial Product, whether such claim issues before or after the Effective Date.

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Section 2.6   Limited Exploitation of Rights.  Without limiting the provisions of Section 2.4 (Limited Grant) or Section 2.5 (Reserved Rights), AKERO agrees (on behalf of itself and its Affiliates), and shall cause each of its Sublicensees to agree as a condition to the grant of a sublicense pursuant to Section 2.2 (Sublicenses), not to Exploit any Licensed Know-How or Licensed Patents in connection with any products or services other than the Product.

ARTICLE 3.  FEES, ROYALTIES AND PAYMENTS

Section 3.1   Upfront Payment, Milestone Payments and Royalties.

3.1.1                     Upfront Payment.  In consideration of the rights granted herein to AKERO, AKERO shall make the following upfront payment to AMGEN, in the form of a monetary payment and the issuance of certain equity in AKERO.

(a)         Within ten (10) days following the Effective Date, AKERO shall pay to AMGEN the amount of $5,000,000.

(b)         On the Effective Date, AKERO shall issue and deliver to AMGEN 2,653,333 shares of Series A Preferred Stock (the “Series A Preferred Shares”) of AKERO pursuant to the terms of the Purchase Agreement, dated as of the date hereof, by and among AKERO and certain investors party thereto (the “Purchase Agreement”), such shares evidencing an ownership interest of ten percent (10%) of the outstanding and issued common stock of AKERO calculated on a fully diluted and converted basis (the “AMGEN Ownership Percentage”) as of the Effective Date of this Agreement.  Thereafter, [***].

3.1.2                     Milestone Payments.  AKERO shall pay to AMGEN certain milestone payments (“Milestone Payments”) following the first occurrence of certain milestone events, as set forth in Section 3.1.3 (Milestone Event/Payment Table) (the “Milestone Events”).  AKERO shall pay to AMGEN the applicable Milestone Payment within [***] after (i) [***], and (ii) [***].  For clarity, (a) each Milestone Payment is payable only once, (b) no Milestone Payment shall be payable for subsequent or repeated achievements of such Milestone Event with respect to one or more of the same or different Products, and (c) no more than $[***] shall be payable to AMGEN under this Section 3.1.2.  Each of the Milestone Payments shall be non-refundable and non-creditable.

3.1.3                     Milestone Event/Payment Table.  The Milestone Events and Milestone Payments to be made pursuant to Section 3.1.2 (Milestone Payments) shall be as follows:

Milestone Event	Milestone Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

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Milestone Event	Milestone Payment
[***]	$	[***]

*[***].

3.1.4                     Royalty Rate; Royalty Term.  AKERO shall pay to AMGEN a royalty on annual Net Sales of Products sold by a Selling Party during the applicable Royalty Term as follows:

Net Sales	Royalty Rate
Net Sales up to and including $[***]	[***	]%
Net Sales exceeding $[***]	[***	]%
Net Sales exceeding $[***]	[***	]%

Royalties will be payable on a quarterly basis; any such payments shall be made within [***] after the end of the calendar quarter during which the applicable Net Sales occurred.  AKERO’s obligation to pay royalties with respect to a Product in a particular country shall commence upon the First Commercial Sale of such Product in such country and shall expire on a country-by-country basis on the later of (a) the date on which the Exploitation of such Product is no longer Covered by a Valid Claim of a Licensed Patent in such country, (b) the loss of Regulatory Exclusivity for such Product in such country, or (c) the tenth (10th) anniversary of the First Commercial Sale of such Product in such country (the “Royalty Term”).

3.1.5                     Royalty Reductions.  On a country-by-country basis, in the event that the Exploitation of a Product is not Covered by a Valid Claim of a Licensed Patent in such country, then the royalty rate set forth in Section 3.1.4 (Royalty Rate; Royalty Term) with respect to Net Sales for such Product in such country shall be reduced by [***], effective as of the date such Product is no longer Covered by a Valid Claim of a Licensed Patent in such country.

3.1.6                     Biosimilar Competition. On a country-by-country and Product-by-Product basis, following the marketing approval and launch of a Biosimilar Version, the then-applicable royalty rates for the calculation of the royalty payments on Net Sales of the Product corresponding to the Biosimilar Version for the applicable country for any calendar quarter or portion thereof shall, thereafter, be reduced by [***] and, if the Net Sales of such Product in such country have declined by more than [***] as compared with the average Net Sales in the [***] immediately prior to the entry of the Biosimilar Version in such country for more than [***], the then-applicable royalty rates for the calculation of the royalty payments on Net Sales of such Product shall, thereafter, be reduced by an additional [***]; provided, that, after the removal of such Biosimilar Version from such country, the royalty shall revert to being paid in full for the remainder of the Royalty Term.

3.1.7                     Third-Party Intellectual Property.  In the event that a Third Party Controls intellectual property relating to a Product that is reasonably necessary for the

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Exploitation of a Product, then AKERO shall have the right (but not the obligation) to obtain such license to such Third Party intellectual property; provided, however, that AKERO has received written advice from its counsel that it would be advisable to obtain a license to such Third Party intellectual property in connection with the Exploitation of the Product.  In such an event, [***] of the royalties that AKERO actually pays to such Third Party for the Exploitation of the Product in a country during a calendar quarter may be credited against royalties otherwise payable by AKERO to AMGEN under Section 3.1  (Royalty Rate; Royalty Term) for Net Sales of the Product in such country in such calendar quarter.

3.1.8                     Maximum Reduction.  The maximum aggregate reduction with respect to the royalty rate for a Product in any calendar quarter during the applicable Royalty Term in any country pursuant to Sections 3.1.5 (Royalty Reduction), 3.1.6 (Biosimilar Competition) and 3.1.7 (Third-Party Intellectual Property) shall be [***].

3.1.9                     Mutual Convenience of the Parties.  The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to AMGEN.  AKERO hereby stipulates to the fairness and reasonableness of such royalty and other payment obligations and covenants not to allege or assert, nor to allow any of its Affiliates or Sublicensees, as applicable, to allege or assert, nor further to cause or support any other Third Parties to allege or assert, that any such royalty or other payment obligations are unenforceable or illegal in any way.

Section 3.2   Method of Payment.  Unless otherwise agreed by the Parties, all payments due from AKERO to AMGEN under this Agreement shall be paid in U.S. Dollars by wire transfer or electronic funds transfer of immediately available funds to the following account (or such other account as AMGEN may direct from time to time by written notice to AKERO):

Beneficiary Name:  Amgen Inc.

Beneficiary Account #:  [***]

ABA#: [***]

Swift Code:  [***]

After the First Commercial Sale of the first Product and until expiration of the last Royalty Term, AKERO shall prepare and deliver to AMGEN royalty reports of the sale of the Product by the Selling Parties for each calendar quarter within forty-five (45) days of the end of each such calendar quarter specifying in the aggregate and country-by-country basis: (a) total gross amounts for the Product sold or otherwise disposed of by a Selling Party; (b) amounts deducted by category in accordance with the definition of “Net Sales” in Article 1 (Definitions) from gross amounts to calculate Net Sales; (c) Net Sales; and (d) royalties payable.

Section 3.3   Currency Conversion.  In the case of sales outside the United States, payments received by AKERO will be expressed in the U.S. Dollar equivalent calculated on a quarterly basis in the currency of the country of sale and converted to their U.S. Dollar equivalent using the average rate of exchange over the applicable calendar quarter to which the sales relate, in accordance with GAAP and the then current standard methods of AKERO or the applicable

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Sublicensee, to the extent reasonable and consistently applied; provided, however, that if, at such time, AKERO or such Sublicensee does not use a rate for converting into U.S. Dollar equivalents that is maintained in accordance with GAAP, then AKERO or such Sublicensee shall use a rate of exchange which corresponds to the rate of exchange for such currency reported in The Wall Street Journal, Internet U.S. Edition at www.wsj.com, as of the last day of the applicable reporting period (or, if unavailable on such date, the first date thereafter on which such rate is available).  AKERO will inform AMGEN as to the specific exchange rate translation methodology used for a particular country or countries and cause any Sublicensees to comply with the terms of this Section 3.3.

Section 3.4   Late Payments.  In the event that any payment due hereunder is not made when due, the payment shall accrue interest beginning on the day following the due date thereof, calculated at the annual rate of the sum of (a) [***] plus (b) the prime interest rate quoted by The Wall Street Journal, Internet U.S. Edition at www.wsj.com on the date said payment is due, the interest being compounded on the last day of each calendar quarter; provided, however, that in no event shall said annual interest rate exceed the maximum rate permitted by Law. Each such payment when made shall be accompanied by all interest so accrued.  Said interest and the payment and acceptance thereof shall not negate or waive the right of any Party to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment including, but not limited to, termination of this Agreement as set forth in Article 9 (Term and Termination).

Section 3.5   Records and Audits.  AKERO will keep complete and accurate records of the underlying revenue and expense data relating to the calculations of Net Sales generated in the then current calendar year and payments required under this Agreement, and during the preceding three (3) calendar years. AMGEN will have the right, once annually at its own expense, to have a nationally recognized, independent, certified public accounting firm, selected by it and subject to AKERO’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), review any such records of AKERO and its Affiliates and Sublicensees (the “Audited Party”) in the location(s) where such records are maintained by the Audited Party upon reasonable written notice (which shall be no less than thirty (30) days’ prior written notice) and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments made under Article 3 (Fees, Royalties and Payments) within the thirty-six (36) month period preceding the date of the request for review. No calendar year will be subject to audit under this Section 3.5 more than once. AKERO will receive a copy of each such report concurrently with receipt by AMGEN. Should such inspection lead to the discovery of a discrepancy to AMGEN’s detriment, AKERO will, within forty-five (45) days after receipt of such report from the accounting firm, pay any undisputed amount of the discrepancy together with interest at the rate set forth in Section 3.4  (Late Payments).  AMGEN will pay the full cost of the review unless the underpayment of amounts due to AMGEN is [***] for the entire period being examined, in which case AKERO will pay the cost charged by such accounting firm for such review. Should the audit lead to the discovery of a discrepancy to AKERO’s detriment, AKERO may credit the amount of the discrepancy, without interest, against future payments payable to AMGEN under this Agreement, and if there are no such payments payable, then AMGEN shall pay to AKERO the amount of the discrepancy, without

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interest, within [***] days of AMGEN’s receipt of the report.

Section 3.6   Taxes.

3.6.1                     Sales Tax.  AKERO is responsible for the payment of any state or local, sales or use, or similar fees or taxes arising as a result of the transfer of Licensed Materials by AMGEN to AKERO pursuant to Section 2.3  (Transfer of Licensed Know-How and Licensed Materials) and Product Lots pursuant to Section 5.4, and AKERO will remit such fees or taxes to AMGEN, as the collection agent, upon invoice.

3.6.2                     Withholding.  In the event that any Law requires AKERO to withhold taxes with respect to any payment to be made by AKERO pursuant to this Agreement, AKERO will notify AMGEN of such withholding requirement prior to making the payment to AMGEN and provide such assistance to AMGEN, including the provision of such standard documentation as may be required by a tax authority, as may be reasonably necessary in AMGEN’s efforts to claim an exemption from or reduction of such taxes.  AKERO will, in accordance with such Law withhold taxes from the amount due, remit such taxes to the appropriate tax authority, and furnish AMGEN with proof of payment of such taxes within thirty (30) days following the payment.  If taxes are paid to a tax authority, AKERO shall provide reasonable assistance to AMGEN to obtain a refund of taxes withheld, or obtain a credit with respect to taxes paid.

3.6.3                     VAT.  All payments due to AMGEN from AKERO pursuant to this Agreement shall be paid exclusive of any value-added tax (“VAT”) (which, if applicable, shall be payable by AKERO upon receipt of a valid VAT invoice).  If AMGEN determines that it is required to report any such tax, AKERO shall promptly provide AMGEN with applicable receipts and other documentation necessary or appropriate for such report.  For clarity, this Section 3.6.3 is not intended to limit AKERO’s right to deduct value-added taxes in determining Net Sales.

ARTICLE 4.  PATENT PROSECUTION, MAINTENANCE AND INFRINGEMENT

Section 4.1   Prosecution and Maintenance.  AKERO shall have the first right to file, prosecute and maintain all Patent Rights specified under Licensed Patents, at AKERO’s sole expense using outside counsel reasonably acceptable to AMGEN.  AKERO will use Commercially Reasonable Efforts to prepare, file, prosecute, defend and maintain all Patent Rights specified under Licensed Patents; provided, however, that AKERO does not represent or warrant that any patent will issue or be granted based on patent applications contained in the Licensed Patents.  AMGEN shall reasonably cooperate with AKERO’s requests for data, affidavits, and other information and assistance to support prosecution and maintenance of the Patent Rights in the Licensed Patents; provided, however, that AKERO shall reimburse AMGEN for its reasonable expenses with respect to such cooperation (including AMGEN’s or its Affiliate’s employee’s time at the FTE Rate), within forty-five (45) days of receiving a written invoice therefor.  AKERO shall keep AMGEN reasonably informed, in person or by telephone or email, regarding the status of such prosecution and maintenance activities, and AKERO shall promptly upon receipt forward to AMGEN copies of any significant office actions, communications, and correspondence relating

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to the Licensed Patents.  AMGEN shall have the right to comment on and to discuss prosecution and maintenance activities with AKERO, and AKERO shall consider the same in good faith and shall provide AMGEN with copies of all proposed filings and correspondence to give AMGEN the opportunity to review and comment.

Section 4.2   AMGEN Step-In Right.  Notwithstanding the foregoing, if AKERO declines to file, prosecute or maintain any Patent Rights, elects to allow any Patent Rights to lapse in any country, or elects to abandon any Patent Rights (in each case to the extent contained in the Licensed Patents) before all appeals within the respective patent office have been exhausted (each, an “Abandoned Patent Right”), then:

(a)                     AKERO shall provide AMGEN with reasonable notice of such decision so as to permit AMGEN to decide whether to file, prosecute or maintain such Abandoned Patent Rights and to take any necessary action (which notice shall, in any event, be given no later than sixty (60) days prior to the next deadline for any action that may be taken with respect to such Abandoned Patent Right with the U.S. Patent & Trademark Office or any foreign patent office).

(b)                     AMGEN, at AMGEN’s expense, may assume control of the filing, prosecution and/or maintenance of such Abandoned Patent Rights.

(c)                      AMGEN shall have the right to transfer the responsibility for such filing, prosecution and maintenance of such Abandoned Patent Rights to patent counsel (outside or internal) selected by AMGEN.

(d)                     AKERO shall assist and cooperate with AMGEN’s reasonable requests to support prosecution and maintenance of such Abandoned Patent Rights; provided, however, that AMGEN shall reimburse AKERO for its reasonable expenses with respect to such cooperation (including AKERO’s employee’s time at the FTE Rate).

(e)                      In the event a patent issues with respect to any such Abandoned Patent Rights, AMGEN shall provide reasonable notice to AKERO thereof and such Abandoned Patent Right shall be excluded from the license granted by AMGEN to AKERO under Section 2.1  (Grant), unless AKERO (i) reimburses AMGEN for its internal and external costs and expenses related to the prosecution and maintenance of such Abandoned Patent Right within sixty (60) days of notice of issuance of any such patent and (ii) assumes, in writing, the responsibility for the continued prosecution and maintenance of such Patent Rights in accordance with the provisions of Section 4.1  (Prosecution and Maintenance).

Section 4.3   Enforcement.

4.3.1                     AKERO Enforcement.  Each Party will notify the other promptly in writing when any Infringement of a Licensed Patent by a Third Party is uncovered or reasonably suspected.  AKERO shall have the first right to enforce any patent within the Licensed Patents

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against any Infringement or alleged Infringement thereof, and shall at all times keep AMGEN informed as to the status thereof.  AKERO may, at its own expense, institute suit against any such infringer or alleged infringer and control and defend and settle such suit in a manner consistent with the terms and provisions hereof and recover any damages, awards or settlements resulting therefrom, subject to Section 4.5 (Recovery).  AMGEN shall reasonably cooperate in any such litigation (including joining or being named a necessary party thereto) at AKERO’s expense.  AKERO shall not enter into any settlement of any claim described in this Section 4.3.1 that admits to the invalidity or unenforceability of the Licensed Patents, incurs any financial liability on the part of AMGEN or requires an admission of liability, wrongdoing or fault on the part of AMGEN, without AMGEN’s prior written consent, in each case, such consent not to be unreasonably withheld.

4.3.2                     AMGEN Enforcement.  If AKERO elects not to enforce any patent within the Licensed Patents, then it shall so notify AMGEN in writing within thirty (30) days of receiving notice that an Infringement exists (or such shorter period as may be necessary to prevent exhaustion of a statute of limitations (or laches) applicable to such Infringement), and AMGEN may, in its sole judgment, and at its own expense, take steps to enforce any such patent and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof, and recover any damages, awards or settlements resulting therefrom, subject to Section 4.5  (Recovery).  AKERO shall reasonably cooperate in any such litigation (including joining or being named a necessary party thereto) at AMGEN’s expense.  AMGEN shall not enter into any settlement of any claim described in this Section 4.3.2 that admits to the invalidity or unenforceability of the Licensed Patents, incurs any financial liability on the part of AKERO or requires an admission of liability, wrongdoing or fault on the part of AKERO without AKERO’s prior written consent, such consent not to be unreasonably withheld.

4.3.3                     Cooperation with Respect to Enforcement. Irrespective of which Party controls an action pursuant to this Section 4.3  , the Parties will collaborate in the choice of counsel with respect to such enforcement action and the enforcing Party will consider in good faith the comments of the other Party with respect to strategic decisions and their implementation with respect to such action.  In furtherance of the foregoing, the Party initiating or defending any such enforcement action (the “Enforcing Party”) shall keep the other Party reasonably informed of the progress of any such enforcement action, and such other Party shall have the individual right to participate with counsel of its own choice at its own expense.

Section 4.4   Defense of Third Party Claims. If either (a) any Product Exploited by or under authority of AKERO becomes the subject of a Third Party’s claim or assertion of Infringement of a patent relating to the Exploitation of such Product in the Licensed Field in the Territory, or (b) a declaratory judgment action is brought naming either Party as a defendant and alleging invalidity or unenforceability of any of the Licensed Patents, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action.  Subject to Article 7 (Indemnification), unless the Parties otherwise agree in writing, each Party shall have the right to defend itself against a suit that names it as a defendant (the “Defending Party”).  If AMGEN is named in such legal action but not AKERO, then AKERO shall have the right to join, at its own

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expense, any such legal action and to be represented in such action by its own counsel.  Neither Party shall enter into any settlement of any claim described in this Section 4.4 that admits to the invalidity, narrowing of scope or unenforceability of the Licensed Patents or this Agreement, incurs any financial liability on the part of the other Party, requires an admission of liability, wrongdoing or fault on the part of the other Party, without such other Party’s prior written consent, in each case, such consent not to be unreasonably withheld, conditioned or delayed.  In any event, the other Party shall reasonably assist the Defending Party and cooperate in any such litigation at the Defending Party’s request and the Defending Party shall reimburse the other Party’s reasonable out-of-pocket costs associated therewith.

Section 4.5   Recovery.  Except as otherwise provided, the costs and expenses of the Party bringing suit under Section 4.3  (Enforcement) shall be borne by such Party, and any damages, settlements or other monetary awards recovered shall be shared as follows: (a) the amount of such recovery actually received by the Party controlling such action shall first be applied to the out-of-pocket costs of each Party in connection with such action; and then (b) the remainder of the recovery shall be shared as follows:

(a)                     If AKERO is the Enforcing Party, [***] and

(b)                     If AMGEN is the Enforcing Party, [***].

Section 4.6   Patent Term Extensions and Filings for Regulatory Exclusivity Periods.

(a)                                                                                        AKERO will advise AMGEN when it is considering any patent term extension or supplementary protection certificates or their equivalent for the Licensed Patents.

(b)                                                                                        Parties will use good faith efforts to mutually agree on (i) which Licensed Patents to list on any patent listings required for any Regulatory Exclusivity for Products or (ii) any patent term extension or supplementary protection certificates or their equivalent for the Licensed Patents; provided, that [***].

Section 4.7   Patent Marking.  AKERO will mark, and will cause all other Selling Parties to mark, the Product with all Licensed Patents in accordance with applicable Law, which marking obligation will continue for as long as (and only for as long as) required under applicable Law.

Section 4.8   Right of First Refusal with Respect to AKERO Manufacturing IP.

4.8.1                     If AKERO develops Patent Rights or Know-How that incorporates, uses or is derived from Patent [***] (the “AKERO Manufacturing IP”), AKERO shall notify (the “Option Notice”) AMGEN within [***] (such date, the “Option Date”) and hereby grants to AMGEN, the exclusive option (the “Option”) to negotiate and enter into an exclusive license to AKERO Manufacturing IP subject to AKERO’s retained right and license to use such AKERO Manufacturing IP to Exploit the Product in the Licensed Field in the Territory during the Term. The Option Notice shall include [***].  AMGEN must exercise the Option by providing to AKERO, within the [***] month period immediately following the Option Date, written notice of AMGEN’s desire to negotiate and execute an exclusive license agreement, whereupon the

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Parties shall negotiate in good faith an exclusive license agreement on commercially reasonable terms.  Any exclusive license granted pursuant to this Agreement between AKERO and AMGEN will be an exclusive, sub-licensable (through multiple tiers), transferable, worldwide license to make, use, sell, offer for sale, import and otherwise exploit any products and/or processes under AKERO’s rights in such AKERO Manufacturing IP but subject to AKERO’s retained right and license to use such AKERO Manufacturing IP to Exploit the Product in the Licensed Field in the Territory during the Term.  Any license negotiated under this Section 4.8.1 will be on customary terms consistent with pharmaceutical industry licenses between for-profit entities for commercial development, and shall include, but not be limited to, the following provisions: fees and royalties customary for similar technologies and the stage of development, patent prosecution, infringement, indemnity and termination. If AMGEN timely exercises its Option, the terms of the exclusive license will be negotiated in good faith within [***] of the date such Option is exercised, or within such longer period of time as the Parties may mutually agree in writing.  Prior to the expiration of the applicable option period, AKERO will not grant any Person any rights in or to the applicable Manufacturing IP.

4.8.2                     In the event such a mutually acceptable exclusive license agreement is not executed within such [***] period, following the date AMGEN exercises the option hereunder, AKERO shall have no further obligation to AMGEN with respect thereto. Further, if the Parties fail to reach agreement on an exclusive license terms during the option period, [***].

ARTICLE 5.  OBLIGATIONS OF THE PARTIES

Section 5.1   Responsibility.  Following the Effective Date and at all times during the Term (except as expressly stated otherwise herein), AKERO shall be responsible for, and shall bear all costs associated with, the worldwide research, development and commercialization of the Product, including regulatory, manufacturing, distribution, marketing and sales activities. Subject to the express written terms of this Agreement, all decisions concerning the development, marketing and sales of Product including the clinical and regulatory strategy, design, sale, price and promotion of Product covered under this Agreement shall be within the sole discretion of AKERO.

Section 5.2   Diligence.  AKERO shall (directly and/or through one or more Affiliates and/or Sublicensees) use Commercially Reasonable Efforts to develop and commercialize the Product.  The foregoing shall include use of Commercially Reasonable Efforts with respect to each of the Major Market Territories.  AKERO shall notify AMGEN immediately upon obtaining Marketing Approval for the Product in each country.

Section 5.3   Reports.  On an annual basis, AKERO shall submit to AMGEN a report providing a status of AKERO’s and its Affiliates’ and Sublicensees’ activities related to the Exploitation of the Product during the preceding [***] month period, and future activities related to the Exploitation of the Product it then-currently expects to initiate during the following [***] month period.

Section 5.4   Product Supply.  The Parties shall reasonably cooperate and assist each other in transferring ownership of Product drug product and/or Product drug substance (such material,

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collectively, the “Product Lots”) set forth in Exhibit A attached hereto as promptly as reasonably practicable following the Effective Date; provided, however, that neither Party shall be required to pay money to any Third Party, commence any litigation with, or offer or grant any accommodation (financial or otherwise) to any Third Party.  Such Product Lots shall be delivered EXW (Ex Works) (Incoterms 2010) AMGEN, Thousand Oaks, California.  Any expense for shipment shall be borne by AKERO (including any import or export duties or taxes).  Subject to the terms of this Section 5.4 and Section 6.2 (Additional AMGEN Warranties), AMGEN transfers the Product Lots to AKERO “as is”, and makes no other representation to AKERO in connection therewith.  The Parties have entered into a Quality Agreement substantially in the form attached hereto as Exhibit F, dated as of the date hereof, governing the quality of the Product Lots to be supplied pursuant to this Section 5.4.  For the avoidance of doubt, Product Lots consisting of drug product as set forth in Exhibit A supplied pursuant to this Section 5.4 shall be labeled for their intended clinical use as set forth in Exhibit A and the labeling of any Product drug product manufactured after the Effective Date shall be the responsibility of AKERO.  Except for the Licensed Materials and such Product Lots to be transferred to AKERO, AKERO shall be responsible for, and shall bear the cost of, obtaining (whether by manufacturing or causing to be manufactured) research, clinical and commercial supplies of the Product.  From and after the Effective Date, AKERO shall be responsible for all costs and expenses in connection with the storage of, and any stability studies performed on, the Product Lots.

Section 5.5   Safety Database.   Within forty-five (45) days following the Effective Date, AMGEN and AKERO shall initiate the transfer to AKERO of the global safety database for the Product (the “Safety Database”).  AMGEN and AKERO shall jointly work to complete the transfer of such Safety Database within ninety (90) days of the Effective Date.  Prior to the completion of the transfer of the Safety Database, AKERO and AMGEN shall reasonably cooperate and use diligent efforts to ensure compliance with safety reporting requirements related to the Product and AMGEN shall provide safety information to AKERO as AKERO might reasonably request or otherwise as necessary to satisfy AKERO’ regulatory or other legal obligations.  Following the completion of the transfer of the Safety Database, AKERO shall assume ownership and control of the global Safety Database.

ARTICLE 6.REPRESENTATIONS

Section 6.1   Mutual Warranties.  Each of AMGEN and AKERO represent and warrant that:

(a)                     it is duly organized and validly existing under the Law of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                     it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the individual executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

(c)                      it shall comply with all Applicable Law (including Applicable Law relating

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to data protection and privacy), Proper Conduct Practices, Anti-Corruption Laws in connection with the performance of its rights, duties and obligations under this Agreement; and

(d)                     this Agreement is legally binding upon it and enforceable in accordance with its terms.  The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material applicable Law.

Section 6.2   Additional AKERO Warranties. AKERO represents and warrants that:

(a)                     it has not been debarred, excluded or the subject of debarment or exclusion proceedings by any Governmental Authority; and

(b)                     it has established and maintains reasonable internal policies and controls, including codes of conduct and ethics and reasonable reporting requirements, intended to ensure compliance with Anti-Corruption Laws and other Applicable Law, to the extent applicable to such Party under the laws of the jurisdiction of its incorporation, including healthcare compliance, privacy laws and data protection laws.

Section 6.3   Additional AMGEN Warranties.  AMGEN represents and warrants that, as of the Effective Date (except with respect to clause (f) below):

(a)                     AMGEN Controls the Patent Rights listed on Exhibit B and such Licensed Patents are subject to the licenses granted to AKERO pursuant to this Agreement;

(b)                     AMGEN has the rights necessary to grant the licenses to AKERO to Licensed Know-How set forth on Exhibit A that AMGEN grants pursuant to this Agreement;

(c)                      To AMGEN’s knowledge, the Licensed Patents constitute [***] as of the Effective Date [***];

(d)                     The Patent Rights listed on Exhibit B are not subject to any liens or encumbrances and AMGEN has not granted to any Third Party any rights or licenses under such Patent Rights or Licensed Know-How that would conflict with the licenses granted to AKERO hereunder.  None of the Licensed Patents is in-licensed by AMGEN.  No patent application or registration within the Licensed Patents is the subject of any pending interference, opposition, cancellation or patent protest pursuant to 37 C.F.R. §1.291 unless otherwise noted on Exhibit B;

(e)                      With the exception of Patent [***], AMGEN has no knowledge of any claim or litigation that has been brought or threatened in writing by any Third Party alleging that the Licensed Patents are invalid or unenforceable or that the manufacture, sale, offer for sale, or importation of the Product in the

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Licensed Field infringes or misappropriates or would infringe or misappropriate any right of any Third Party; and

(f)                       All Product Lots provided to AKERO by AMGEN pursuant Section 5.4, as of the date each such Product Lot is provided to AKERO, shall conform to the applicable specifications and, to the extent identified as cGMP materials in Exhibit A, shall have been manufactured, packaged, stored and labeled (as applicable) in accordance with cGMP.

Section 6.4   Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 6 (REPRESENTATIONS), NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY EITHER PARTY THAT EITHER PARTY WILL BE SUCCESSFUL IN OBTAINING ANY PATENT RIGHTS, OR THAT ANY PATENTS WILL ISSUE BASED ON A PENDING APPLICATION.  WITHOUT LIMITING THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES EXPRESSLY SET FORTH HEREIN, EACH PARTY SPECIFICALLY DISCLAIMS ANY GUARANTEE THAT THE PRODUCTS WILL BE SUCCESSFUL, IN WHOLE OR IN PART.

Section 6.5   AKERO Covenants.  AKERO covenants to AMGEN that:

(a)                     it will use its best efforts to comply with (i) all U.S. Laws and the Laws of the country in which such clinical studies are conducted, and (ii) the known or published standards of the FDA and the Regulatory Authority in such country, in each case (clauses (i) and (ii)) in the conduct of all preclinical and clinical studies for the Product and the manufacturing of the Product, and it will use best efforts to cause its contractors to so comply.  Neither AKERO, nor any officer, employee or agent of AKERO, will knowingly make an untrue statement of a material fact to any Regulatory Authority with respect to the Product (whether in any submission to such Regulatory Authority or otherwise), and neither will knowingly fail to disclose a material fact required to be disclosed to any Regulatory Authority with respect to the Product;

(b)                     it will not knowingly employ any personnel or knowingly use a contractor or consultant that has been debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or that is subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority);

(c)                      it will not knowingly use in connection with the research, development, manufacture or commercialization to take place pursuant to this Agreement any employee, consultant or investigator that has been

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debarred, excluded or the subject of debarment or exclusion proceedings by any Governmental Authority;

(d)                     it shall promptly provide the other Party with written notice upon receiving a formal notification that it is the target of a formal or informal request for information, subpoena, investigation, litigation, penalty, or claim from any Governmental Authority, or any third party, for violation or potential violation of any applicable Anti-Corruption Law or Proper Conduct Practices;

(e)                      prior to beginning any development or commercialization of any Product under this Agreement, each of its employees, agents, independent contractors or Affiliates involved in the development or commercialization of any Product shall be required to undergo compliance training with respect to Proper Conduct Practices and Anti-Corruption Laws;

(f)                       it shall use only legitimate and ethical business practices in connection with activities conducted in connection with this Agreement whether directly, through the use of Representatives or otherwise, and shall not take any action that would subject any other Party to penalties under any Applicable Law;

(g)                      it shall cause its Affiliates and its and their officers, directors, employees and agents to comply with this Agreement, including the covenants in this Section 6.5;

(h)                     it shall use its best efforts to comply with all applicable (i) U.S. Laws prohibiting the re-export, directly or indirectly, of certain controlled U.S.-origin items without a license to parties located in certain countries or appearing on certain U.S. Government lists of restricted parties; (ii) U.S. Laws prohibiting participation in non-U.S. boycotts that the United States does not support; (iii) U.S. Laws prohibiting the sale of products to parties from any country subject to U.S. economic sanctions or who are identified on related U.S. Government lists of restricted parties; and (iv) data privacy laws of the applicable jurisdiction, including the national and sub-national laws based on the European Union Data Protection Directive 95/46/EC, and all data breach notification and information securities laws and regulations specific thereto; and

(i)                         as of the Effective Date to and through the expiration or termination of this Agreement, (i) it, and, to the best of its knowledge, its owners, directors, officers, employees, or any agent, representative, subcontractor or other third party acting for or on such its behalf, shall not, directly or indirectly, offer, pay, promise to pay, or authorize such offer, promise or payment, of anything of value, to any Person for the purposes of obtaining or retaining business through any improper advantage in connection with this Agreement, or that would otherwise violate any applicable Laws, rules and

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regulations concerning or relating to public or commercial bribery or corruption, and (ii) that its books, accounts, records and invoices related to this Agreement or related to any work conducted for or on behalf of the other Party are and will be complete and accurate.  AMGEN may request from time to time that AKERO complete a compliance certification regarding the foregoing.

ARTICLE 7.  INDEMNIFICATION

Section 7.1   Indemnity.

7.1.1                     By AMGEN.  AMGEN agrees to defend AKERO and its (and its Affiliates’) directors, officers, employees and agents (the “AKERO Indemnified Parties”) at AMGEN’s cost and expense, and will indemnify and hold AKERO and the other AKERO Indemnified Parties harmless from and against any claims, losses, costs, damages, fees or expenses (including legal fees and expenses) (collectively, “Losses”) to the extent resulting from any Third Party claim (including product liability claims) arising out of or otherwise relating to (a) the negligence or willful misconduct of AMGEN or its Affiliates in connection with its activities under this Agreement, (b) the breach of this Agreement or the representations and warranties made hereunder by AMGEN, (c) the death or injury of a person to the extent directly caused by the failure of any Product Lot delivered to AKERO hereunder to be manufactured in compliance with cGMP (to the extent identified as cGMP materials in Exhibit A) but excluding any event that could have been avoided or mitigated by the exercise of reasonable or customary care by any AKERO Indemnified Party, its sublicensees or collaborators, the applicable health care professionals or the users of the Product or that results from the storage, processing, handling, transport or maintenance of the Product after delivery or (d) the exercise by AMGEN of rights retained by or conveyed to AMGEN under Sections 2.5 or 9.5.1 after termination of this Agreement; except, in the case of each of (a), (b), (c) and (d) of this Section 7.1.1, to the extent such Losses result from clause (a), (b) or (c) of Section 7.1.2 (By AKERO).  In the event of any such claim against the AKERO Indemnified Parties by a Third Party, the foregoing indemnity obligations shall be conditioned upon (x) AKERO promptly notifying AMGEN in writing of the claim (provided, however, that any failure or delay to notify shall not excuse any obligations of AMGEN except to the extent AMGEN is actually prejudiced thereby) and (y) AKERO granting AMGEN sole management and control, at AMGEN’s sole expense, of the defense of the claim and its settlement (provided, however, that AMGEN shall not settle any such claim without the prior written consent of AKERO (not to be unreasonably withheld, conditioned or delayed) if such settlement does not include a complete release from liability or if such settlement would involve AKERO undertaking an obligation (including the payment of money by a AKERO Indemnified Party), would bind or impair a AKERO Indemnified Party, or includes any admission of wrongdoing or that any intellectual property or proprietary right of AKERO or this Agreement is invalid, narrowed in scope or unenforceable), and (z)  the AKERO Indemnified Parties cooperating with AMGEN (at AMGEN’s expense).  If, based on the reasonable advice of counsel to the AKERO Indemnified Parties, the AKERO Indemnified Parties have separate defenses from AMGEN or there is a conflict of interest between the AKERO Indemnified Parties

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and AMGEN, then the AKERO Indemnified Parties shall be permitted, at their own expense, to retain counsel of its choosing to represent them in such action or proceeding.     Any obligation of AMGEN under this Section 7.1.1 with respect to the failure of any Product or Product Lot delivered to AKERO hereunder to be manufactured in compliance with cGMP shall be subject to clause (c) of this Section 7.1.1 and shall not be covered by or subject to clause (a) or (b) of this Section 7.1.1.

7.1.2                     By AKERO.  AKERO agrees to defend AMGEN and its (and its Affiliates’) directors, officers, employees and agents (the “AMGEN Indemnified Parties”) at AKERO’s cost and expense, and will indemnify and hold AMGEN and the other AMGEN Indemnified Parties harmless from and against any Losses to the extent resulting from any Third Party claim (including product liability claims) arising out of or otherwise relating to (a) the negligence or willful misconduct of AKERO, its Affiliates, or their respective Sublicensees in connection with its activities under this Agreement, (b) the breach of this Agreement or the representations, warranties and covenants made hereunder by AKERO, or (c) the Exploitation of the Product by or on behalf of AKERO, its Affiliates, or their respective Sublicensees (including from product liability and intellectual property infringement claims); except, in each case, to the extent such Losses result from clause (a), (b), (c) or (d) of Section 7.1  (By AMGEN).  In the event of any such claim against the AMGEN Indemnified Parties by a Third Party, the foregoing indemnity obligations shall be conditioned upon (x) AMGEN promptly notifying AKERO in writing of the claim (provided, however, that any failure or delay to notify shall not excuse any obligation of AKERO except to the extent AKERO is actually prejudiced thereby) and (y) AMGEN granting AKERO sole management and control, at AKERO’s sole expense, the defense of the claim and its settlement (provided, however, that AKERO shall not settle any such claim without the prior written consent of AMGEN if such settlement does not include a complete release from liability or if such settlement would involve undertaking an obligation (including the payment of money by an AMGEN Indemnified Party), would bind or impair an AMGEN Indemnified Party, or includes any admission of wrongdoing or that any intellectual property or proprietary right of AMGEN or this Agreement is invalid, narrowed in scope or unenforceable), and (z)  the AMGEN Indemnified Parties cooperating with AKERO (at AKERO’s expense).  If, based on the reasonable advice of counsel to the AMGEN Indemnified Parties, the AMGEN Indemnified Parties have separate defenses from AKERO or there is a conflict of interest between the AMGEN Indemnified Parties and AKERO, then the AMGEN Indemnified Parties shall be permitted, at their own expense, to retain counsel of its choosing to represent them in such action or proceeding.

Section 7.2   LIMITATION OF DAMAGES.  IN NO EVENT SHALL EITHER PARTY BE LIABLE HEREUNDER TO THE OTHER PARTY FOR ANY PUNITIVE, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUE, LOST PROFITS, OR LOST SAVINGS) HOWEVER CAUSED AND UNDER ANY THEORY, EVEN IF IT HAS NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS SET FORTH IN THIS SECTION 7.2 SHALL NOT APPLY WITH RESPECT TO (A) ANY BREACH OF ARTICLE 8 (CONFIDENTIALITY) OR (B) THE INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY.  NOTHING IN THIS SECTION 7.2 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION

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RIGHTS OR OBLIGATIONS OF A PARTY UNDER THIS ARTICLE 7 (INDEMNIFICATION) WITH RESPECT TO ANY DAMAGES PAID BY THE OTHER PARTY TO A THIRD PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM.

Section 7.3   Insurance.  At least [***] days prior to the Initiation of any clinical trial by or on behalf of AKERO or its Affiliates, AKERO shall at its own expense procure and maintain during the Term (and for [***] years thereafter) clinical trial liability insurance coverage adequate to cover its obligations hereunder and which is/are consistent with normal business practices of prudent pharmaceutical companies.  Additionally, at least [***] days prior to First Commercial Sale, AKERO shall at its own expense procure and maintain during the Term (and for [***] years thereafter) product liability insurance coverage adequate to cover its obligations hereunder and which is consistent with normal business practices of prudent pharmaceutical companies.  Each insurance policy required by and procured by AKERO under this Section 7.3  shall name AMGEN as an additional insured.  Such insurance shall not be construed to create a limit of AKERO’s liability with respect to its indemnification obligations under this Article 7 (Indemnification).  AKERO shall provide AMGEN with a certificate of insurance or other evidence of such insurance, upon request.  AKERO shall provide AMGEN with written notice at least thirty (30) days prior to the cancellation, non-renewal or a material change in such insurance which materially adversely affects the rights of AMGEN hereunder, and ten (10) days prior written notice of cancellation for non-payment of premiums.  AKERO’s insurance hereunder shall be primary with respect to the obligations for which AKERO is liable hereunder.

ARTICLE 8.  CONFIDENTIALITY

Section 8.1   Confidential Information.

8.1.1                     Confidential Information.  Each Party (“Disclosing Party”) may disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this Agreement, certain proprietary or confidential information of Disclosing Party in connection with this Agreement.  The term “Confidential Information” will mean all information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by Disclosing Party or at the request of Receiving Party, including any of the foregoing of Third Parties.

8.1.2                     Restrictions.  During the Term and for [***] years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information (but in no event less than a commercially reasonable degree of care).  Receiving Party will not use Disclosing Party’s Confidential Information except in connection with the performance of its obligations and exercise of its rights under this Agreement.  Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent, to the extent and only to the extent reasonably necessary, to Receiving Party’s Affiliates and their employees, subcontractors, consultants or agents who have a need to know such Confidential Information in order to perform its obligations and exercise its rights under this

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Agreement and who are required to comply with the restrictions on use and disclosure in this Section 8.1.2.  Receiving Party will use diligent efforts to cause those entities and persons to comply with the restrictions on use and disclosure in this Section 8.1.2.  Receiving Party assumes responsibility for those entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.

8.1.3                     Exceptions.  Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to the extent that Receiving Party can demonstrate that the Disclosing Party’s Confidential Information:  (a) was known to Receiving Party or any of its Affiliates prior to the time of disclosure; (b) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (c) is obtained by Receiving Party or any of its Affiliates from a Third Party under no obligation of confidentiality to Disclosing Party; or (d) has been independently developed by employees, subcontractors, consultants or agents of Receiving Party or any of its Affiliates without the use of Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

8.1.4                     Permitted Disclosures.  Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a)                     in order to comply with applicable law (including any securities law or regulation or the rules of a securities exchange) or with a legal or administrative proceeding;

(b)                     in connection with prosecuting or defending litigation, Marketing Approvals and other Regulatory Filings and communications, and filing, prosecuting and enforcing Patents in connection with Receiving Party’s rights and obligations pursuant to this Agreement; and

(c)                      in connection with exercising its rights hereunder, to its Affiliates; potential and future collaborators (including Sublicensees where AKERO is the Receiving Party); potential and permitted acquirers or assignees; and potential investment bankers, investors and lenders;

provided, however, that (1) with respect to Sections 8.1.4(a) or 8.1.4(b) (other than Marketing Approvals and other Regulatory Filings and communications), where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to Section 8.1.4(c), each of those named people and entities are required to comply with the restrictions on use and disclosure in Section 8.1.2 (Restrictions) (other than investment bankers, investors and lenders, which must be bound prior to disclosure by

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commercially reasonable obligations of confidentiality).

Section 8.2   Terms of this Agreement; Publicity.

8.2.1                     Restrictions.  The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.1.4 (Permitted Disclosures).  Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party not to be unreasonably withheld (or as such consent may need to be obtained in accordance with Section 8.2.2 (Review) or Section 8.3.1 (Right to Publish)).

8.2.2                     Review.  In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”).  The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Receiving Party may provide any comments on such Release (but in no event less than five (5) business days). If the Receiving Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. Either Party may subsequently publicly disclose any information previously contained in any Release, provided that the other Party provided its written consent hereto as stated in Section 8.2.1 (Restrictions).  For the avoidance of doubt (and notwithstanding anything contained in this Agreement to the contrary), AKERO, in its sole discretion, may make disclosures relating to the development or commercialization of the Product, including the results of research and any clinical trial conducted by AKERO or any health or safety matter related to the Product.

Section 8.3   Publications.

8.3.1                     Right to Publish.  Subject to the provisions of Sections 8.1 (Confidential Information), 8.2 (Terms of this Agreement; Publicity), 8.3.2 (Review) and 8.3.3 (Amgen Publications), AKERO shall have the right to publish with respect to Products in publications, and to make scientific presentations on Products.  Neither Party shall publish the sequence of the Product or information concerning the manufacture of the Product without the prior written consent of the other Party.

8.3.2                     Review.  Except as required by Law or court order, for any proposed publication or presentation regarding the Product, AKERO: (a) shall transmit a copy of the proposed publication for review and comment to AMGEN at least [***] days prior to the submission of such publication to a Third Party; (b) shall postpone such publication for up to an additional [***] days upon request of AMGEN (or its applicable licensee) to allow the consideration of appropriate patent applications or other protection to be filed; (c) upon request of AMGEN (or its applicable licensee) shall remove all Confidential Information of AMGEN (or its applicable licensee) (excluding, for clarity, anything permitted to be disclosed by AKERO pursuant to the last sentence of Section 8.2.2 (Review)); and (d) shall consider all reasonable

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comments made by AMGEN (or its applicable licensee). Authorship by AKERO of any publication arising from the Agreement will be undertaken in accordance with the International Committee of Medical Journal Editors (ICMJE) guidelines for authorship. Consistent with those guidelines, authorship will be based upon substantial contribution to the design, analysis, interpretation of data, drafting and/or critically revising any publication(s) derived from the Agreement, and authors must engage in the drafting of the publication or revise it critically for important intellectual content. AKERO agrees to maintain evidence of its compliance with the ICMJE guidelines for authorship, and that it will provide such evidence to AMGEN upon request.

Section 8.4   Relationship to the Confidentiality Agreement.  This Agreement supersedes that certain Confidential Disclosure Agreement between the Parties dated March 9, 2017, as amended by Amendment Number 1 to Confidential Disclosure Agreement Number [***] dated March 14, 2017; provided, however, that all “Confidential Information” disclosed or received by the Parties thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement.

Section 8.5   Attorney-Client Privilege.  Neither Party is waiving, nor will be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges recognized under the applicable Law of any jurisdiction as a result of disclosing information pursuant to this Agreement, or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the receiving Party, regardless of whether the disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections.  The Parties may become joint defendants in proceedings to which the information covered by such protections and privileges relates and may determine that they share a common legal interest in disclosure between them that is subject to such privileges and protections, and in such event, may enter into a joint defense agreement setting forth, among other things, the foregoing principles but are not obligated to do so.

ARTICLE 9.  TERM AND TERMINATION

Section 9.1   Term.  The term of this Agreement (the “Term”) shall commence on the Effective Date, and unless terminated earlier as provided in this Article 9 (Term and Termination), shall continue in full force and effect until expiration of the last-to-expire Royalty Term for the Product in the Territory.  Upon expiration of this Agreement, the licenses granted to AKERO by AMGEN under this Agreement to Exploit the Product shall be fully paid-up, irrevocable and non-exclusive.

Section 9.2   Termination by AMGEN.

9.2.1                     Breach.

(a)                     AMGEN shall have the right to terminate this Agreement in full in the event AKERO shall have materially breached or defaulted in the performance of any of its obligations hereunder or the Designated Investment Document Terms and such breach or default shall have continued for [***] days after written notice thereof is provided to AKERO by AMGEN, such notice describing the alleged material breach in sufficient detail to put AKERO on notice.  The

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foregoing [***] day cure period shall be shortened to [***] days for breaches that consist of a failure to pay amounts as and when due hereunder.   Any termination of this Agreement under this Section 9.2.1 shall become effective at the end of the applicable cure period, unless AKERO has cured such breach or default prior to the expiration of such cure period, or, if such breach or default is not susceptible to cure within such cure period, such termination shall be effective upon such written notice of such breach or default from AMGEN.

(b)                     If AKERO disputes in good faith the existence or materiality of a breach specified in a notice provided by AMGEN to AKERO pursuant to Section 9.2.1(a), and AKERO provides notice to AMGEN of such dispute within the applicable cure period, AKERO may require the CEO Delegates to meet and confer in good faith to resolve such breach condition and AMGEN shall not have the right to terminate this Agreement until [***] days following such notice.  The CEO Delegates of the Parties shall, as soon as reasonably practicable, after AKERO’s notice of such dispute, meet and confer in good faith regarding such dispute at such time and place as mutually agreed upon by the Parties.  It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

9.2.2                     Termination for IP Challenge.  AMGEN will have the right to terminate this Agreement in full upon written notice to AKERO in the event AMGEN discovers or receives notice that AKERO or any of its Affiliates or Sublicensees directly challenged in a legal or administrative proceeding the patentability, enforceability or validity of any Licensed Patents; provided, however, that AMGEN will not have the right to terminate this Agreement under this Section 9.2.1(a) if (a) for any such challenge by any Sublicensee, AKERO terminates such Sublicense within sixty (60) days of AMGEN’s notice to AKERO under this Section 9.2.1(a) or (b) such challenge is dismissed within [***] days of AMGEN’s notice to AKERO under this Section 9.2.1(a) and not thereafter continued.

Section 9.3   Termination by AKERO.

9.3.1                     Breach.

(a)                     AKERO shall have the right to terminate this Agreement in full in the event AMGEN shall have materially breached or defaulted in the performance of any of its obligations hereunder and such breach or default shall have continued for [***] days after written notice thereof is provided to AMGEN by AKERO, such notice describing the alleged material breach in sufficient detail to put AMGEN on notice.  The foregoing [***] day cure period shall be shortened to [***] days for breaches that consist of a failure to pay amounts as and when due hereunder.  Any termination of this Agreement under this Section 9.3.1 shall become effective at the end of the applicable cure period, unless AMGEN has cured such breach or default prior to the expiration of such cure period, or, if such breach or default is not susceptible to cure within such cure period, such termination shall be effective upon such written notice of such breach or default from AKERO.

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(b)                     If AMGEN disputes in good faith the existence or materiality of a breach specified in a notice provided by AKERO to AMGEN pursuant to Section 9.3.1(a), and AMGEN provides notice to AKERO of such dispute within the applicable cure period, AMGEN may require the CEO Delegates to meet and confer in good faith to resolve such breach condition and AKERO shall not have the right to terminate this Agreement until [***] days following such notice.  The CEO Delegates of the Parties shall, as soon as reasonably practicable after AMGEN’s notice of such dispute, meet and confer in good faith regarding such dispute at such time and place as mutually agreed upon by such Parties.  It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

9.3.2                     Discretionary Termination.   AKERO will have the right to terminate this Agreement in full [***] days after delivery of written notice to AMGEN thereof if AKERO concludes due to scientific, technical, regulatory or commercial reasons, including (a) safety or efficacy concerns, including adverse events of the Product, (b) concerns relating to the present or future marketability or profitability of the Product, (c) reasons related to patent coverage or (d) existing and anticipated competition, renders the Exploitation of the Product no longer commercially practicable for AKERO.  Following any such notice of termination, AKERO shall have no further obligation pursuant to Section 5.2  (Diligence) to further Exploit any Product, however, AKERO shall use its reasonable efforts to facilitate a smooth, orderly and prompt transition of any of the Product Controlled by AKERO prior to the effective date of termination of this Agreement from AKERO to AMGEN.

Section 9.4   Termination Upon Bankruptcy.  Either Party may terminate this Agreement if, at any time, the other Party shall (a) file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, (b) propose a written agreement of composition or extension of its debts, (c) be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition has not been dismissed within sixty (60) days after the filing thereof, (d) propose or be a party to any dissolution or liquidation, (e) make an assignment for the benefit of its creditors or (f) admit in writing its inability generally to meet its obligations as they fall due in the general course.

Section 9.5   Effects of Termination.  Upon termination by either Party under Section 9.2  (Termination by AMGEN), Section 9.3  (Termination by AKERO) or Section 9.4  (Termination Upon Bankruptcy):

(a)                     AKERO will responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices and all legal and regulatory requirements, any on-going clinical studies for which it has responsibility hereunder in which patient dosing has commenced or, if reasonably practicable and not adverse to patient safety and requested by AMGEN, AKERO shall complete such trials and AMGEN shall reimburse AKERO its reasonable, out-of-pocket costs  and internal labor costs at the FTE Rate associated therewith.  For the purpose of clarity, except as

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provided for above, AKERO may wind-down any ongoing clinical trials prior to the date of termination in accordance with accepted pharmaceutical industry norms and ethical practices and AKERO will be responsible for any costs associated with such wind-down.

(b)                     A termination of this Agreement will automatically terminate any sublicense granted by AKERO pursuant to Section 2.1  (Sublicenses) unless AMGEN has explicitly approved survival of such sublicense in writing, in which case all rights under such sublicense shall be deemed to survive termination as long as Sublicensee complies with its obligations thereunder, and provided that in no event will AMGEN be obligated to fulfill any of AKERO’s obligations under such sublicense.

(c)                      All rights and licenses granted by AMGEN to AKERO in Article 2 (License Grant) will terminate, and AKERO and its Affiliates, and (subject to Section 9.5(b)) Sublicensees will cease all use of Licensed Know-How and Licensed Patents and all Exploitation of any Product, except to the extent required hereunder.

(d)                     Upon AMGEN’s request, all Marketing Approvals and other Regulatory Filings and communications owned (in whole or in part) or otherwise controlled by AKERO and its Affiliates, and (subject to Section 9.5(b)) Sublicensees, and all other documents relating to or necessary to further Exploit the Product, as such items exist as of the effective date of such termination (including all documents related to completed and ongoing clinical studies) will be assigned to AMGEN to the extent practicable (or, if not so assigned, AKERO shall make the benefit of the foregoing reasonably available to AMGEN), and AKERO will provide to AMGEN one (1) copy of the foregoing and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof).  All expenses in relation to such assignment will be borne by AMGEN.  In the event of any failure to obtain assignment, AKERO hereby consents and grants to AMGEN the right to access and reference (without any further action required on the part of AKERO, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item.

(e)                      AKEROS, on behalf of itself and its Affiliates, agrees to grant to AMGEN and its Affiliates, at AMGEN’s request, a perpetual and irrevocable non-exclusive, royalty-free, sub-licensable (through multiple tiers) license to AKEROS Patent Rights solely to Exploit the Product (solely as such AKEROS Patent Rights and Product exist on the effective date of termination) in the Licensed Field in the Territory (but, for clarity, not including any other products other than the Product as it exists on the effective date of termination).  For purposes of this Section 9.5(e),

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“AKEROS Patent Rights” means a [***].  Notwithstanding the foregoing, other than in conjunction with a termination by AKEROS pursuant to Section 9.3.2 (Discretionary Termination), the Parties agree that in conjunction with any license granted under this Section 9.5(e), they will [***] enter into a customary license agreement pursuant to which AMGEN would pay AKEROS a royalty of (i) [***] of net sales or (ii) in the event that AKEROS has obtained Marketing Approval for the Product, [***] of net sales. AKEROS agrees (and shall cause its Affiliates to so agree) to reasonably cooperate with AMGEN and its designee(s) to facilitate a smooth, orderly and prompt transition of the Exploitation of the Product in the Territory to AMGEN and/or its designee(s) in accordance with a transition plan to be reasonably agreed to by the Parties.

AKERO shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such activities and things, including the filings of such assignments, agreements, documents and instruments, as may be reasonably necessary under, or as AMGEN may reasonably request in connection with, AMGEN’s rights under this Section 9.5  .

Section 9.6   Survival.  In addition to the termination consequences set forth in Section 9.5  (Effects of Termination), the following provisions will survive termination or expiration of this Agreement: Articles 1 (Definitions), 3 (Fees, Royalties and Payments) (with respect to sales made before such expiration or termination and with respect to Milestone Events achieved prior to the expiration or date of notice of termination), 7 (Indemnification), 8 (Confidentiality) and 10 (Miscellaneous) and Sections 2.4 (Limited Grant), 4.3 (Enforcement) through 4.5 (Recovery) (inclusive) (with respect to any action initiated prior to such expiration or termination), 6.3 (Disclaimer) and 9.5 (Effects of Termination), and this Section 9.6.  Termination or expiration of this Agreement are neither Party’s exclusive remedy and will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.  All other rights and obligations will terminate upon expiration of this Agreement.

ARTICLE 10.  MISCELLANEOUS

Section 10.1   Entire Agreement; Amendment.  This Agreement and all Exhibits attached to this Agreement and the Investment Documents constitute the entire agreement between the Parties as to the subject matter hereof.  All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings with respect to the subject matter of this Agreement are hereby superseded and merged into, extinguished by and completely expressed by this Agreement.  None of the Parties shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

understandings not specifically set forth in this Agreement.  No amendment, supplement or other modification to any provision of this Agreement shall be binding unless in writing and signed by all Parties.

Section 10.2   Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code to the extent permitted thereunder. The Parties shall retain and may fully exercise all of their respective rights and elections under the U.S. Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

Section 10.3   Independent Contractors.  The relationship between AKERO and AMGEN created by this Agreement is solely that of independent contractors.  This Agreement does not create any agency, distributorship, employee-employer, partnership, joint venture or similar business relationship between the Parties.  Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.  Each Party shall use its own discretion and shall have complete and authoritative control over its employees and the details of performing its obligations under this Agreement.

Section 10.4   Governing Law; Jurisdiction.  This Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws, except as to any issue which depends upon the validity, scope or enforceability of any Licensed Patent, which issue shall be determined in accordance with the laws of the country in which such patent was issued.  Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York for any matter arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts.  Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum.  The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law.  Any proceeding brought by either Party under this Agreement shall be exclusively conducted in the English language.

Section 10.5   Notice.  All notices or communication required or permitted to be given by either Party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail, return receipt requested, or sent by overnight courier, such as Federal Express, to the other Party at its respective address set forth below or to such other address as one Party shall give notice of to the other from time to time hereunder. Mailed notices shall be deemed to be received on the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

third (3rd) business day following the date of mailing. Notices sent by overnight courier shall be deemed received the following business day.

If to AKERO:	Akero Therapeutics, Inc.
230 Park Avenue, Suite 2800
New York, New York 10169
Attn: Jonathan M. Young, President and CEO
With copies to:	via email:
Akero Therapeutics, Inc.
Attn: [***]
And:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attn: Christopher Denn

If to AMGEN:	Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320
Attn: Corporate Secretary

Section 10.6   Compliance with Law; Severability.  Nothing in this Agreement shall be construed to require the commission of any act contrary to Law.  If any one or more provisions of this Agreement is held to be invalid, illegal or unenforceable, the affected provisions of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Section 10.7   Non-Use of Names.  AMGEN shall not use the name, trademark, logo, or physical likeness of AKERO or any of its officers, directors or employees, or any adaptation of any of them, in any advertising, promotional or sales literature, without AKERO’s prior written consent. AMGEN shall require its Affiliates to comply with the foregoing.  AKERO shall not use the name, trademark, logo, or physical likeness of AMGEN or any of its officers, directors or employees, or any adaptation of any of them, in any advertising, promotional or sales literature, without AMGEN’s prior written consent.  AKERO shall require its Affiliates and Sublicensees to comply with the foregoing in connection with each such Sublicensee’s sublicense.

Section 10.8   Successors and Assigns.  Neither this Agreement nor any of the rights or obligations created herein may be assigned by either Party, in whole or in part, without the prior written consent of the other Party, not to be unreasonably withheld or delayed except that either Party shall be free to assign this Agreement (a) to an Affiliate of such Party (for so long as such Affiliate remains an Affiliate) provided that such Party shall remain liable and responsible to the other Party for the performance and observance of all such duties and obligations by such Affiliate, or (b) in connection with any merger, consolidation or sale of such Party or sale of all

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or substantially all of the assets of the Party that relate to this Agreement, without the prior consent of the non-assigning Party. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the Parties hereto.  Any assignment of this Agreement in contravention of this Section 10.8  shall be null and void.

Section 10.9   Waivers.  A Party’s consent to or waiver, express or implied, of any other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of such breaching Party.  A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition.  A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

Section 10.10   No Third Party Beneficiaries.  Except as expressly provided with respect to AMGEN Indemnified Parties and AKERO Indemnified Parties in Article 9 (Indemnification) and AMGEN’s licensees, nothing in this Agreement shall be construed as giving any Person, other than the Parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 10.11   Headings; Exhibits.  Article and Section headings used herein are for convenient reference only, and are not a part of this Agreement. All Exhibits are incorporated herein by this reference.

Section 10.12   Interpretation.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The term “including” (or cognates thereof) as used herein shall mean including (or the cognate thereof), without limiting the generality of any description preceding such term. The term “will” as used herein means “shall.”  All references to a “business day” or “business days” in this Agreement means any day other than a day which is a Saturday, a Sunday or any day banks are authorized or required to be closed in the United States.  The language in all parts of this Agreement shall be deemed to be the language mutually chosen by the Parties. The Parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any Party by virtue of its role as the drafter thereof.

Section 10.13   Equitable Relief.  Each Party acknowledges that a breach by it of the provisions of this Agreement may not reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage.  By reason thereof, each Party agrees that the other Party is entitled to seek, in addition to any other remedies it may have under this Agreement or otherwise, preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement by the other Party and is otherwise entitled to specific performance of the terms hereof; provided, however, that no specification in this Agreement of a specific legal or equitable remedy will be construed as a

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waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach.

Section 10.14   Force Majeure.  Neither Party shall be held liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including fire, floods, embargoes, power shortage or failure, acts of war (whether war be declared or not), insurrections, riots, terrorism, civil commotions, strikes, lockouts or other labor disturbances, acts of God, or any acts, omissions, or delays in acting by any governmental authority or the other Party; provided, however, that the affected Party promptly notifies the other Party in writing (and continues to provide monthly status updates to the other Party for the duration of the effect); and provided further, however, that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with reasonable dispatch whenever such causes are removed.

Section 10.15   Further Assurances.  Each Party shall execute, acknowledge, and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

Section 10.16   Counterparts.  This Agreement may be executed in counterparts by a single Party, each of which when taken together shall constitute one and the same agreement, and may be executed through the use of facsimiles or .pdf or other electronically transmitted documents.

[Signature page follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

AKERO THERAPEUTICS, INC.		AMGEN INC.

By:	/s/ Jonathan Young	By:	/s/ Sean E. Harper
Name: Jonathan Young		Name: Sean E. Harper
Title: President		Title: EVP, Research & Development

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EXHIBIT A

LICENSED KNOW-HOW

Amgen to use commercially reasonable efforts to provide documents and/or Know-How within [***] following the Effective Date, as indicated below.

Note: References to certain Amgen proprietary information and personal information redacted from documents.

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EXHIBIT B

LICENSED PATENTS

Country	Current Status	Filing Date	Filing Number	Grant Date	Grant Number	Amgen Reference No.
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[***]	[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Country	Current Status	Filing Date	Filing Number	Grant Date	Grant Number	Amgen Reference No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Country	Current Status	Filing Date	Filing Number	Grant Date	Grant Number	Amgen Reference No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Country	Current Status	Filing Date	Filing Number	Grant Date	Grant Number	Amgen Reference No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Country	Current Status	Filing Date	Filing Number	Grant Date	Grant Number	Amgen Reference No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Country	Current Status	Filing Date	Filing Number	Grant Date	Grant Number	Amgen Reference No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

PERMITTED CMOs

[***]
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]	[***]
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT D

PRODUCT SEQUENCE

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT E

QUALITY AGREEMENT

(attached.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT E

QUALITY AGREEMENT

Between

AKERO THERAPEUTICS, INC. (“AKERO”)

and

Amgen Inc. (“Amgen” and together, the “Parties”)

The Parties have entered into that certain Exclusive License Agreement, dated as of June 7, 2018, with respect to the grant by AMGEN to AKERO of a license to, among other things, commercially develop, manufacture, use and distribute a molecule known as AMG 876.  This Quality Agreement is intended by the Parties to set forth a plan for the quality assurance groups of AMGEN and AKERO in connection with the license of AMG 876.  By signing below, the respective quality assurance representatives acknowledge and agree to the provisions of this Quality Agreement.

	Agreed and accepted for		Agreed and accepted for

	AKERO Therapeutics, Inc.		Amgen Inc.

By:	/s/ Jonathan Young	By:	/s/ Paul Mowad
Name:	Jonathan Young	Name:	Paul Mowad
Title:	President	Title:	Director, Quality
Date:	June 7,2018	Date:	June 7, 2018

1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

1.	BACKGROUND INFORMATION	3
2.	SCOPE	3
3.	DEFINITIONS	4
4.	ROLES AND RESPONSIBILITIES	6
5.	COMMUNICATION	7
6.	BATCH DISPOSITION (PRODUCT RELEASE)	7
7.	QUALITY CONTROL	8
8.	REFERENCE AND RETENTION SAMPLES	8
9.	CONTROLLED DOCUMENTS	9
10.	LABELING	9
11.	SHIPPING, RECEIVING, STORAGE AND DESTRUCTION	9
12.	INVESTIGATIONS OF NONCONFORMANCES, DISCREPANCIES	10
13.	DISPUTE RESOLUTION	11
14.	PRODUCT COMPLAINTS	11
15.	ADVERSE EVENTS	11
16.	AUDITS AND INSPECTIONS	12
17.	REPROCESSING/ REWORK	13
18.	RECALLS AND CORRECTIONS OF PRODUCT	14
19.	SUBCONTRACTING	14
20.	RESPONSIBLE PERSONS: CONTACT INFORMATION	14
LIST OF ATTACHMENTS:		15
ATTACHMENT A		16
ATTACHMENT B		17

2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

This QUALITY AGREEMENT (this “Quality Agreement”) effective as of June 7, 2018 (“Effective Date”) is entered into by and between AKERO Therapeutics, Inc., a Delaware corporation having an address at 271 Waverly Oaks, Suite 104, Waltham, Massachusetts 02452 (“AKERO”) and Amgen Inc., a Delaware corporation, located at One Amgen Center Drive, Thousand Oaks, California 91320-1799 (“AMGEN”).  AKERO and AMGEN may each be singularly referred to as a “Party” or, collectively, as the “Parties”.

1.                          BACKGROUND INFORMATION

1.1                   AMGEN and AKERO have entered into that certain Exclusive License Agreement, dated as of June 7, 2018, as may be amended or restated from time to time (the “License Agreement”), with respect to, among other things, the grant by AMGEN to AKERO of a license to, among other things, commercially develop, manufacture, use and distribute the Product (as defined below), which contains or comprises the compound known as AMG 876.

1.2                   This Quality Agreement defines the quality obligations and responsibilities of the Parties and their respective affiliates or approved contractors with respect to the license to AKERO in accordance with the License Agreement and the quality aspects of the Product.

2.                          SCOPE

2.1                   The provisions of this Quality Agreement are incorporated as part of the provisions of the License Agreement, and this Quality Agreement is entered into in accordance with Section 5.4.1. of the License Agreement. The terms of the License Agreement shall remain in full force and effect.  In the event of any conflict between the License Agreement and this Quality Agreement, the License Agreement shall control.

2.2                   This Quality Agreement may be amended only by mutual written agreement of the Parties.

2.3                   Attachments are part of this Quality Agreement.  If an Attachment conflicts with the body of this Quality Agreement, the body of this Quality Agreement shall control.  Attachments to this Quality Agreement are intended to provide additional definition to the applicable topic and, as such, should be updated to reflect the current information and business process, as applicable.   Amendment of the Attachments does not require re-approval of this Quality Agreement unless this Quality Agreement itself is affected. Attachments and all amendments of Attachments shall be approved by mutual written agreement of the Parties.

2.4                   All activities under this Quality Agreement shall be performed in compliance with applicable cGMP regulations.

2.5                   This Quality Agreement shall expire upon termination, cancellation, or expiration, as the case may be, of the License Agreement, or the earlier mutual written agreement of the Parties.

2.6                   Approval of this Quality Agreement supersedes any and all prior quality agreements between AKERO and Amgen as it relates to the Product.

3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.                          DEFINITIONS

3.1                   All capitalized terms not otherwise defined in this Quality Agreement shall have the meaning ascribed to them in the License Agreement.

3.2                   As used in this Quality Agreement, the following terms shall have the meanings set forth in this Article.  Any terms defined elsewhere in this Quality Agreement shall be given equal weight and importance as though set forth in this Article.

Term	Definition
Batch Record	A single unexecuted or executed record or a compilation of all executed records, forms, and supporting documents related to the manufacture of a specific batch of product.
Certificate of Analysis (CoA)	An approved record for a given batch containing the analytical test results required by the Specifications for the product or material.
Certificate of Compliance (CoC)	Certificate including a statement of compliance with all applicable laws and regulations, including, without limitation, cGMP for a specific product batch and may contain the usage decision.
cGMP

All applicable standards relating to current good manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical drugs, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, 21 C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the European Medicine Agency’s (EMA)”EU guidelines for Good Manufacturing Practice for Medicinal Products for Human and Veterinary Use,” and (c) all applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical drug product, as applicable.

Complaint (Product complaint) Potency, Purity, Strength

Any written, electronic or verbal communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness or performance of a drug, its labeling or packaging, or device after release for distribution.

Deviation/ Nonconformance

The term “Deviation/Nonconformance” shall mean a departure from an approved instruction or established standard or operating procedure incurred during the manufacture, packaging, testing, or storage of the Product prior to delivery to AKERO, which were determined by AMGEN procedures to potentially impact the quality, potency, purity, identity, strength, efficacy, or safety of the Product. The terms Deviation or Nonconformance can be used interchangeably.

Drug Product (DP)

The term used when referring to both intermediate and final drug products, that contain an active ingredient, labeled and packaged.
The dosage form in the final immediate packaging intended for investigational use.

Drug Substance (DS)	Any substance or mixture of substances intended to be used in a manufacture of a drug (medicinal) product and that, when used in

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Term	Definition

the production of a drug, becomes an active ingredient of the drug product. Such substances are intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure and function of the body. DS is typically manufactured by either chemical/enzymatic reactions (Chemical Entity) or cell culture/fermentation processes (Biological Entity) and purification step(s).

Manufacturer’s Release	Release of Product to AKERO by AMGEN, according to AMGEN’s procedures and cGMP regulations.
Master Batch Record	The original approved record that serves as the template for the Batch Record for each Product Lot.
Material Change

A change which materially modifies the regulatory filing for the Product or is determined by AMGEN to have significant potential to materially affect the safety, quality, identity, potency, strength, or purity of the Product.
Per AMGEN’s change classification, this would represent a level 2 or level 3 change.

Product	Shall mean the cGMP pharmaceutical Drug Substance AMG 876 manufactured by AMGEN and supplied to AKERO under the License Agreement. For the sake of clarity, Product shall not include Drug Product.
Qualified Person

The term “Qualified Person” shall mean personnel who meet the definition of a Qualified Person in Directive 2001/83/cc and who, for Product manufactured within or for the European Community, ensures that each batch has been produced and tested/checked in accordance with the Applicable Directives and the Product marketing authorization, and must certify in a register or equivalent document, as operations are carried out and before any release, that each production batch satisfies the provisions of European Union regulation.

Recall

A “recall” or “market withdrawal” (each as defined per Section 7.3 of Title 21 (Food and Drugs) of the Code of Federal Regulations, or, with respect to a jurisdiction other than the United States, the equivalent regulations of the applicable Regulatory Authority in such jurisdiction) of Product or any lots thereof.

Reference Sample	Sample collected from the manufacture of Product for the purpose of being analyzed, should the need arise, to support significant investigations.
Regulatory Approval

Final approval of an Application by the FDA, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process, decentralized process or mutual recognition or member state national authorization) — but not necessarily also any required pricing and/or reimbursement approvals.

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Term	Definition
Regulatory Authority	Any Governmental Authority or other authority responsible for granting Marketing Approvals for the Product, including the FDA, EMA and any corresponding national or regional regulatory authorities.
Reprocessing

Introducing an intermediate or active pharmaceutical ingredient, including one that does not conform to cGMP or Product standards or Specifications, back into the process and repeating a step (e.g., filtration) that is part of the established manufacturing process.

Reserve Samples	Term that encompasses both reference and retention samples.
Retention Samples

A sample taken during the manufacturing process for identification quality and compliance purposes. The sample is packaged and stored under controlled conditions for a defined time period following completion of the process (including fill and finish).

Rework	Subjecting an intermediate that does not conform to one or more processing steps that are different from the established manufacturing process to obtain acceptable quality intermediate or Product.
Specifications

The set of analytical methods, requirements, and acceptance criteria as used to judge the identity, purity and potency of all source materials, raw materials, and finished filled Product, which comprises the material.

Territory	Globally.

4.                          ROLES AND RESPONSIBILITIES

Without limiting any other provision of this Quality Agreement, the Parties agree that this Quality Agreement is intended to carry out the following guiding principles:

4.1                   The responsibilities of the Parties with respect to the Product in compliance with license requirements, Regulatory Approvals, cGMPs, applicable Scope of work, and Specifications, are as set forth in the provisions that follow.  This Quality Agreement is intended to further articulate the quality-related obligations of the Parties under the License Agreement.

4.2                   The Parties acknowledge that each Party shall have the right to perform responsibilities hereunder through its Affiliates (as defined in the License Agreement) and/or contractors, provided that each Party shall remain responsible and liable for such performance as if such responsibilities were performed (or not performed) by such Party; provided, however, that the Quality Agreement may not be transferred or assigned to a third party by either Party without the other Party’s written consent.

4.3                   The Parties shall comply with all relevant laws, including without limitation applicable legislation.

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5.                          COMMUNICATION

5.1                   AMGEN and AKERO agree to provide verbal communication to one another as necessary or appropriate to meet the need for timely communication.  Both Parties also agree to follow up and confirm promptly in writing those verbal communications which could materially affect performance under this Agreement or could materially affect the safety, identity, strength, potency, or quality of Product, to ensure clarity of issue(s).

5.2                   All official communications and documentation between AMGEN and AKERO will be conducted in English.

5.3                   Routine verbal and written communications required hereunder shall be delivered to the individuals designated on the notification list set forth in Attachment A attached to this Quality Agreement.

5.4                   Each Party will notify the other within one (1) business day of receipt of any communication with any local Regulatory Authority regarding Product, and forward any written communication within three (3) business days in the original language and English translation, if necessary.

5.5                   Each Party must notify the other in writing of any (potential) theft, counterfeits and illegal diversion of Product manufactured by AMGEN within twenty-four (24) hours upon awareness of such events. Investigation results will be provided upon completion.

6.                          BATCH DISPOSITION (PRODUCT RELEASE)

6.1                   AMGEN Quality Responsibility

6.1.1                     AMGEN shall be responsible for the Manufacturer’s Release of the Product to AKERO.  All the Product provided to AKERO by AMGEN pursuant to the License Agreement shall be manufactured, bulk packaged, tested, stored, and released in accordance with all applicable laws, cGMPs and the Specifications set forth in the License Agreement.

6.1.2                     AMGEN shall provide to AKERO the disposition package for each batch from Product supplied to AKERO, upon shipment (each, a “Disposition Package”). The documents to be included in each Disposition Package are provided in Attachment B.

6.2                   AKERO Quality Responsibility

6.2.1                     AKERO shall be solely responsible for the further processing (fill/finish), packaging, labeling, and final release of the Product for distribution and/or use (including investigational use) within the Territory after reviewing the Disposition Package provided by AMGEN.

6.2.2                     A Qualified Person authorized by AKERO will be responsible for certification of Product for distribution/ use in clinical trials in the European Union, according to the requirements set out in the European Union cGMPs.

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6.2.3                     AKERO shall be deemed to have conclusively and fully accepted the Product unless AKERO notifies AMGEN in writing of any claim to the effect that the Product received did not meet the Specifications or cGMP within thirty (30) calendar days after transfer of the Product to AKERO.

7.                    QUALITY CONTROL

7.1                   AMGEN will conduct release testing of Product according to AMGEN Quality Specifications and its methods, policies and procedures

7.2                   Unless it is required by a Regulatory Authority in order to determine if the Product meets Specifications or if the Product is comparable to AKERO’s product, and with AMGEN’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed, AKERO shall accept the Product without performing additional testing.

7.3                   If additional testing is required, AKERO shall be responsible for sampling upon receipt and conducting testing, as required. Such testing will be conducted by AKERO (or if AMGEN expressly consents in writing, by appropriately qualified laboratories, which consent shall not be unreasonably withheld, conditioned or delayed) by appropriately qualified personnel according to testing procedures mutually agreed by Parties

7.4                   Stability Testing of Product

7.4.1                                 AMGEN will conduct routine stability testing of the Product according to AMGEN’s stability program, for products manufactured by AMGEN.

7.4.1.1           Cell bank stability monitoring responsibilities will become responsibility of AKERO upon physical transfer of the cell bank.

7.4.1.2           Stability Testing of Product and intermediates will become the responsibility of PIPPEN upon physical transfer of the stability samples.

7.4.2                     AKERO will not conduct any stability testing on the Product manufactured by Amgen, unless authorized to do so by AMGEN or required by a Regulatory Authority.

8.                          REFERENCE AND RETENTION SAMPLES

8.1                   AMGEN shall retain Reference Samples for each manufactured batch of Product released to AKERO per AMGEN established procedures and cGMP requirements.

8.2                   AKERO shall be responsible for retaining Reference Samples for Product distributed in the Territory, per regulatory requirements in the applicable jurisdiction.

8.3                   AMGEN shall be responsible for retaining Retention Samples per AMGEN requirements for products packaged by AMGEN.

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8.4                   For products packaged by AKERO, AKERO is responsible for retaining additional retention samples as required by applicable Regulatory Authorities.

8.5                   The retention period to follow will be according to regulatory requirements in Territory.

9.                          CONTROLLED DOCUMENTS

9.1                   AMGEN shall make readily available to AKERO, upon request, only documents related to lots of the Product supplied to AKERO which shall include release documentation, summaries of change controls, complaint investigations, deviation/ nonconformances summaries, and stability summary data, as agreed between the Parties.

9.2                   AMGEN shall retain controlled documents related to manufacturing and analytical data per AMGEN’s established procedures and cGMP requirements.

10.                   LABELING

10.1            AMGEN shall label Drug Substance primary containers per AMGEN’s established procedure.

10.2            AKERO shall be responsible for generating and approving Product labels and packaging for investigational use.  AKERO’ Quality and Regulatory Affairs are responsible for reviewing and approving the labels for compliance with Territory regulatory requirements.

10.3            AKERO shall be responsible for all Product labeling and packaging manufacturing operations in accordance with cGMPs.

11.                   SHIPPING, RECEIVING, STORAGE AND DESTRUCTION

11.1            Shipping of Product by AMGEN

11.1.1              AMGEN shall be responsible to pack the Product for shipment in a qualified shipper in accordance with AMGEN procedures and Specifications.

11.1.2              Unless otherwise agreed by the Parties, Product shall be shipped in accordance with the License Agreement.

11.2            Receiving and Storage of Product by AKERO

11.2.1              AKERO shall obtain all government approvals and submit all appropriate documents, forms and reports as required by Governmental Authorities (as defined in the License Agreement) for the import and export of the Product. AKERO shall be responsible for any applicable import clearance.

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11.2.2              Upon receipt of shipment, AKERO or its designees shall be responsible for reviewing shipping temperature recording data, inspecting security seals and labels for evidence of tampering, and performing reconciliation of unlabeled Product against shipper upon receipt of shipment per AKERO’ procedures.  AKERO shall notify AMGEN Quality within five (5) business days after becoming aware of any discrepancies.

11.2.3              AKERO shall be responsible for adequate storage of the Product upon receipt according to the storage requirements specified in the Specifications.

11.2.4              Any nonconformances that occur during Product shipment from AMGEN to AKERO, including temperature excursions, shall be investigated per Section 12 of this Quality Agreement, if applicable.

11.3            Shipping of Product by AKERO

11.3.1              AKERO shall be responsible for performing the necessary shipper qualification required to ensure appropriate storage and transport of Product.

11.3.2              AKERO shall ensure that adequate controls are in place to ensure the temperature is monitored throughout transportation of Product.

11.3.3              AKERO shall be responsible for evaluating temperature excursions that may occur during the transportation and/or storage of Product for AKERO-sponsored clinical studies to ensure Product was maintained within acceptable storage conditions as listed in Specifications.

11.4            Destruction and Reconciliation

11.4.1              AKERO shall be responsible for the destruction of any rejected, unused and partially used Product in accordance with applicable Laws and cGMP.

11.5            Product returns

11.5.1              Returned products from end-users including patients, hospitals, pharmacies, clinics, healthcare practitioners should not be restocked.

12.                   INVESTIGATIONS OF NONCONFORMANCES, DISCREPANCIES

12.1            Pre-release non-conformances

12.1.1              AMGEN shall provide to AKERO a list of (pre-release) nonconformances determined to have potential impact on the safety, identity, strength, potency, and quality of the lot in the Disposition package.

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12.2            Post-release nonconformances

12.2.1              Each party shall notify the other party within reasonable amount of time of any nonconformance determined to have potential impact on the safety, identity, strength, potency, and quality of the lot or portion of the lot which has been released (post-release) to the market in the Territory to enable AKERO and/or AMGEN to comply with applicable regulatory reporting requirements.

12.2.2              AMGEN will provide support, as necessary and reasonable, to enable AKERO to comply with applicable reporting requirements to Regulatory Authorities.

12.2.3              AKERO shall notify AMGEN immediately of any possible shipping nonconformances, such as temperature excursions, upon reviewing shipping records.

12.3            AMGEN and AKERO shall each notify the other Party within three (3) business days if they become aware that Product is alleged or proven to be the subject of a recall, field alert or biological product deviation.

13.                   DISPUTE RESOLUTION

13.1.1              AMGEN shall be responsible for performing investigations to resolve disputes relating to non-compliance or nonconformance of Product with the Specifications or cGMPs, and solely shall determine the outcome.

13.2                  AMGEN shall communicate to PIPPENAKERO the outcome of such investigation upon completion.

14.                   PRODUCT COMPLAINTS

14.1            AKERO shall notify AMGEN within one (1) business day after first awareness of any product complaints which may include, but are not limited to, communication that alleges deficiencies relating to identity, quality, durability, reliability, safety, effectiveness or performance of a drug, condition of labeling, or packaging, after it is released by AKERO in the Territory.

14.1.1                                Complaints shall be reported by writing to the following e-mail address: [***]

14.2            AMGEN shall investigate complaints submitted by AKERO according to AMGEN’s applicable policies and procedures.

14.3            AMGEN shall provide updates and/ or closure report within forty five (45) calendar days upon receipt of the customer complaint.

15.                   ADVERSE EVENTS

15.1                  Intentionally omitted.

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16.                   AUDITS AND INSPECTIONS

16.1            Audits by AKERO

16.1.1              Upon the request of AKERO and approval by AMGEN, not to be unreasonably withheld, AMGEN shall permit AKERO to conduct a one (1)-time paper-based audit to confirm compliance with this Quality Agreement, Specifications, cGMPs; or in the event of the need for a “For Cause” audit, in the case of a quality or regulatory event, which events may include recall of the supplied Product in the Territory or clinical stock recovery, or repeated product complaints or Deviations, not to exceed two (2) audits per twenty four (24)-month period.

16.1.2              All audits require prior written request by AKERO and shall be conducted during normal AMGEN business hours.

16.1.3              AKERO shall provide AMGEN written notification of a paper-based audit not less than  forty-five (45) calendar days in advance. The written notification must clearly state the scope of the audit and regulatory standards in the Territory, specified in this Quality Agreement, to be used to conduct the audit.

16.1.4              The scope, agenda, and timeline must be approved by Quality Assurance at AMGEN prior to conducting any audit, such approval not to be unreasonably withheld.

16.1.5              All audits of AMGEN are limited to the facilities where the Product is manufactured, or Quality Systems and documentation directly related to the Product, and where Batch Records related to Product provided to AKERO are stored.

16.1.6              “For Cause” audits of AMGEN facilities will be conducted in the presence of AMGEN representatives. Audits shall be conducted by not more than two (2) AKERO representatives at each AMGEN facility, and, unless otherwise agreed upon by AMGEN, for not more than three (3) business days at each site.

16.1.7              At AKERO’ or AMGEN’s request, an exit meeting shall be held with AKERO and its representatives and AMGEN and its representatives to discuss audit findings, if any.

16.1.8              AKERO shall provide AMGEN with a copy of the audit report within thirty (30) calendar days upon completion of the audit.  AMGEN shall provide AKERO with a written response, identifying corrective actions and timelines, for review and comment within thirty (30) calendar days of receipt of such audit report.  AKERO comments shall be given reasonable consideration prior to implementation of any corrective action plan.

16.1.9              The audit of a third party contract manufacturer (CMO) of AMGEN will be subject to the terms and limitations of AMGEN’s contractual rights and obligations with such contract manufacturer, which shall be disclosed to PIPPEN upon request in the form of a letter including the name of the auditor that performed the audit, that such audit was performed and completed, and that the CMO was in compliance with cGMPs.

16.1.10       All information contained in the audit report shall be deemed confidential information of AMGEN under the License Agreement.

16.1.11       AMGEN shall be solely responsible for all agreements with AMGEN managed third party contractors and for conducting all audits of non-AMGEN facilities relating to

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manufacturing, testing and/or storage sites of Product per AMGEN procedures.

16.2                  Audits by AMGEN

16.2.1              AMGEN shall, consistent with its policies and procedures, schedule and perform internal audits and audits of its subcontractors for Product with respect to facilities, processes and procedures.  AMGEN shall promptly notify AKERO, in writing, of any critical observations directly related to the Product promptly and in any event no later than three (3) business days after AMGEN receives notice thereof.

16.3            Regulatory Authority Inspections

16.3.1              AKERO shall use commercially reasonable efforts to waive or avoid the need for any inspection by Governmental Authorities (as defined in the License Agreement) of AMGEN’s manufacturing facilities and/or documentation with respect to product and/or placebo.

16.3.2              Each Party shall notify the other within twenty-four (24) hours upon notification by any Regulatory Authority of any intended inspection of AMGEN’s facilities or records relating to the manufacturing, testing, and storage of the supplied Product.

16.3.3              AMGEN will be solely responsible for hosting and managing regulatory inspections at its facilities.

16.3.3.1                Not more than one (1) AKERO representative may be present at such inspections upon approval by AMGEN, given that such approval may not be unreasonably withheld.

16.3.4              Each Party shall inform the other Party of any critical and major regulatory inspection observations by other Government Authorities that are related to the Product and/or Territory.

16.3.5              Responses to regulatory inspections

16.3.5.1                For inspections occurring at AMGEN sites, AMGEN shall be the first to receive the inspection report, unless restricted by regulatory requirements.

16.3.5.2                The Party who received the inspection report shall provide the report to the other Party within twenty-four (24) hours of receipt, and shall be responsible for translation, if required.

16.3.5.3                The Party whose facility was audited shall be responsible for authoring and providing responses to the Regulatory Authority.

16.3.5.4                The non-authoring party shall have a right to review and comment on proposed responses. The final response shall be provided to each party.

17.                   REPROCESSING/ REWORK

17.1            AMGEN will not conduct any reprocessing or reworking of materials of Product without prior written approval by AKERO.

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18.                   RECALLS AND CORRECTIONS OF PRODUCT

18.1            If any problems are discovered and identified as potentially requiring a Product recall, stock recovery, or correction in any country, the discovering Party shall notify the other immediately, and in any event, within twenty-four (24) hours of identification of such problem. Such notice shall be provided prior to executing a recall, stock recoveries, or correction in any country.

18.2            AMGEN (either itself or via participation through a committee) shall have the right to initiate a recall, stock recovery, or correction.  PIPPEN shall not conduct such recall, stock recovery, or correction without the prior written consent of AMGEN.

18.3            Each Party will provide the other Party with reasonable assistance in connection with any such events as may reasonably be requested by such other Party.

18.4            Each Party shall meet all applicable regulatory requirements related to Product recalls, stock recoveries, and correction.

18.5            Each Party shall be responsible for Product distributed within the Territory for its own clinical studies.

19.                   SUBCONTRACTING

19.1            Intentionally omitted.

20.                   RESPONSIBLE PERSONS: CONTACT INFORMATION

20.1            The individuals listed in Attachment A shall be the key points of contact between AMGEN and AKERO relating to the rights and obligations of the Parties in this Quality Agreement.

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LIST OF ATTACHMENTS:

Attachment A: Responsible Persons and Contact Information

Attachment B: AMGEN Disposition Package

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ATTACHMENT A

Responsible Persons and Contact Information

AKERO

Name	Email Address	Contact Number	Responsibility
[***]	[***]	[***]	[***]

AMGEN

Name	Email Address	Contact Number	Responsibility
[***]	[***]	[***]	[***]

Exhibit A version date:  June 7, 2018

Agreed and accepted for:		Agreed and accepted for:

AKERO THERAPEUTICS, INC.		AMGEN INC.

By:	/s/ Jonathan Young	By:	/s/ Paul Mowad

Name:	Jonathan Young	Name:	Paul Mowad

Title:	President	Title:	Director, Quality

Date:	June 7,2018	Date:	June 7, 2018

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT B

AMGEN Disposition Package

The following documents are to comprise the AMGEN Disposition Package to support the release of the Product to AKERO:

Stage of Manufacture	Disposition Package Documents
Drug Substance Manufacture	CoA CoC Nonconformance’s lot summary report

Attachment B version date:  June 7, 2018

Agreed and accepted for:		Agreed and accepted for:

AKERO THERAPEUTICS, INC.		AMGEN INC.

By:	/s/ Jonathan Young	By:	/s/ Paul Mowad

Name:	Jonathan Young	Name:	Paul Mowad

Title:	President	Title:	Director, Quality

Date:	June 7,2018	Date:	June 7, 2018

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CHANGE SUMMARY

Change	Justification
Initial Quality Agreement	Required pursuant to License Agreement